United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 4/30/15

Date of Reporting Period: 4/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
April 30, 2015
Share Class	Ticker
Institutional	FIIFX
Service	INISX

Federated Intermediate Corporate Bond Fund

A Portfolio of Federated Income Securities Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Intermediate Corporate Bond Fund (the “Fund”), based on net asset value for the 12-month reporting period ended April 30, 2015, was 3.22% for Institutional Shares and 2.86% for Service Shares. The 3.22% total return of the Institutional Shares for the reporting period consisted of 3.84% of dividends and 0.62% of depreciation in the net asset value of the shares. The total return of the Barclays U.S. Intermediate Credit Index (BICI),1 a broad-based securities market index, was 3.57% during the same period. The total return of the Lipper Core Bond Fund Average (LCBFA),2 a peer group average for the Fund, was 3.77% during the same period. The Fund's and the LCBFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BICI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the BICI were: (1) security selection; (2) sector/industry selection; and (3) the effect of changing interest rates, referred to as “duration.”3
For purposes of the following, the discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Economic growth rebounded at the start of the reporting period with second quarter 2014 GDP of 4.6%. This snapback followed the coldest winter in decades that had suppressed economic activity. Growth rebounded in the second quarter due in part to pent-up demand, but also from gains in manufacturing as shown by improvements in the ISM Manufacturing survey and in the Federal Reserve (the Fed) regional surveys of business activity. Although not always a steady increase, underlying this change was the improvement in the employment picture. Unemployment started the reporting period at 6.3% and had dropped to 5.6% by December 2014 and to 5.5% by April 2015. Over the same time period, the rolling 6-month average of non-farm payroll gains increased from 209,000 to 261,000 jobs in March 2015. Despite these improvements, wage growth remained lackluster.
As the economy was improving, the Fed continued to move towards a more normalized interest rate policy. After previously changing its qualitative forward guidance to a more quantitative approach, the Fed officially wound down the quantitative easing program in October 2014. At the December meeting, the committee changed its expectations for how long they intend to maintain accommodative interest rates from a “considerable time” to more data dependent language that will allow them to be “patient.” Finally, the continuing drop in the unemployment rate allowed the Fed to drop all forward rate guidance at its March 2015 meeting.4
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Despite the improvement in U.S. economic data throughout the reporting period, longer interest rates moved in the direction opposite of that which many market participants had expected at the beginning of the period. The 10-year U.S. Treasury began the reporting period at 2.65% and after reaching a bottom of 1.64% in January 2015, ended the period at 2.03%. Geopolitical events such as the Russian and Ukraine conflict, the relative attractiveness of U.S. Treasuries compared to other major developed market sovereign bonds (e.g., 10-year German Government Bunds at 0.54% as of calendar year-end) and slowing economic growth outside of the United States helped drive interest rates down throughout the year. Over the same time frame, yields in the front-end of the yield curve, which is the most sensitive to the Fed interest rate policies, increased with the 2-year Treasury rising from 0.41% at the beginning of the reporting period to 0.57% as of reporting period end as the market began to anticipate fed funds rate increases. The end result was a flatter yield curve.
Corporate credit spreads tightened throughout the first quarter of the reporting period; however, those gains were more than offset in the latter periods as volatility increased due to the aforementioned events, but also from a more than 50% drop in the price of crude oil to near $50 per barrel. The oil price declines materially affected the energy and commodity-type sectors and more broadly, the market's appetite for lower-quality corporates.
security selection
Overall security selection had a positive effect on Fund performance during the 12-month reporting period. Individual issuers that added the most to performance included: Union Central Life, Textron Financial Corporation, WPP Finance and Army Hawaii Family Housing. Issuers that detracted the most included: Weatherford International, Petrobras, Conagra Foods and Time Warner Cable.
sector/INDUSTRY selection
The decision to overweight or underweight specific corporate sectors and/or ratings quality subtracted from Fund performance relative to the BICI. Broadly, the Fund was overweight lower-quality investment-grade securities (i.e., those in the “BBB”-rated category),5 which detracted from performance for the reporting period. Specifically, exposure to the Telecom and the Industrials sectors negatively contributed, while Consumer Non-Cyclicals positively contributed to Fund performance. Finally, the Fund was underweight the Non-Corporate components (i.e., government-related issuers) of the BICI. This sector underperformed Corporates and thus the Fund's underweight position added to Fund performance. Overall, while sector selection was negative, strong security selection more than offset that drag, and thus, the total credit allocation component in the portfolio relative to the BICI positively contributed to Fund performance for the reporting period.
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Duration
Lower interest rates had a slight negative impact on Fund performance. On average, the Fund was positioned with less interest rate sensitivity than the BICI, and with the decline in rates during the reporting period, the duration posture was a detractor from Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BICI.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LCBFA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Intermediate Corporate Bond Fund from April 30, 2005 to April 30, 2015, compared to the Barclays U.S. Intermediate Credit Index (BICI)2 and the Lipper Core Bond Funds Average (LCBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of April 30, 2015
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 4/30/2015
	1 Year	5 Years	10 Years
Institutional Shares	3.22%	4.66%	4.80%
Service Shares	2.86%	4.40%	4.55%
BICI	3.57%	4.65%	5.08%
LCBFA	3.77%	4.19%	4.33%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BICI and LCBFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BICI is an index that consists of dollar-denominated, investment-grade, publicly issued securities with a maturity of between one and ten years, a minimum amount outstanding of $250 million and that are issued by both corporate issuers and non-corporate issuers (supranationals, sovereigns, foreign agencies and foreign local governments). The BICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into their respective categories indicated. They do not reflect sales charges.
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Portfolio of Investments Summary Table (unaudited)
At April 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	95.3%
Foreign Government Debt Securities	0.8%
Derivative Contracts[2,3]	(0.0)%
Cash Equivalents[4]	3.2%
Other Assets and Liabilities—Net[5]	0.7%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represent less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
April 30, 2015
Principal Amount or Shares			Value
		CORPORATE BONDS—95.3%
		Basic Industry - Chemicals—1.4%
$580,000		Albemarle Corp., 4.15%, 12/1/2024	$598,321
350,000		FMC Corp., Sr. Unsecd. Note, 3.95%, 2/1/2022	365,362
500,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 4.00%, 12/7/2015	508,377
1,200,000	[1,2]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.00%, 12/10/2019	1,351,776
490,000		RPM International, Inc., 6.50%, 2/15/2018	545,710
101,000		Rohm & Haas Co., 6.00%, 9/15/2017	111,598
375,000		Valspar Corp., Sr. Unsecd. Note, 3.30%, 2/1/2025	374,503
		TOTAL	3,855,647
		Basic Industry - Metals & Mining—6.5%
255,000		Alcoa, Inc., 5.87%, 2/23/2022	284,324
375,000		Alcoa, Inc., Note, 5.55%, 2/1/2017	397,584
1,000,000		Alcoa, Inc., Sr. Unsecd. Note, 6.75%, 7/15/2018	1,132,193
810,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 6/1/2019	967,950
1,100,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 2.625%, 4/3/2017	1,115,582
300,000	[1,2]	Anglo American Capital PLC, Company Guarantee, Series 144A, 4.45%, 9/27/2020	320,106
680,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.50%, 4/15/2040	636,539
850,000		ArcelorMittal SA, Sr. Unsecd. Note, 5.25%, 2/25/2017	886,465
1,500,000		ArcelorMittal SA, Sr. Unsecd. Note, 6.00%, 8/5/2020	1,571,250
400,000		ArcelorMittal SA, Sr. Unsecd. Note, 6.125%, 6/1/2018	428,000
150,000		ArcelorMittal SA, Sr. Unsecd. Note, 7.50%, 3/1/2041	154,125
240,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.45%, 3/1/2023	245,175
1,210,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.20%, 7/15/2021	1,312,022
1,080,000	[1,2]	Gerdau S.A., Company Guarantee, Series 144A, 5.75%, 1/30/2021	1,131,300
1,000,000	[1,2]	Gold Fields Orogen Holding BVI Ltd., Company Guarantee, Series 144A, 4.875%, 10/7/2020	907,500
1,040,000	[1,2]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	1,067,596
640,000	[1,2]	Newcrest Finance Property Ltd., Sr. Unsecd. Note, Series 144A, 4.20%, 10/1/2022	614,908
1,200,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.50%, 4/15/2023	1,201,120
450,000		Rio Tinto Finance USA Ltd., Sr. Unsecd. Note, 2.25%, 12/14/2018	456,608
480,000		Southern Copper Corp., Note, 6.75%, 4/16/2040	523,202
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Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Basic Industry - Metals & Mining—continued
$150,000		Southern Copper Corp., Sr. Unsecd. Note, 3.50%, 11/8/2022	$149,022
1,750,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.50%, 4/15/2020	1,998,706
500,000		Xstrata Canada Corp., 6.00%, 10/15/2015	510,751
		TOTAL	18,012,028
		Basic Industry - Paper—0.5%
350,000		Westvaco Corp., Sr. Deb., 7.50%, 6/15/2027	372,467
750,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 10/1/2019	895,687
177,000		Weyerhaeuser Co., Sr. Unsecd. Note, 7.375%, 3/15/2032	230,282
		TOTAL	1,498,436
		Capital Goods - Aerospace & Defense—0.5%
811,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	873,852
400,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.90%, 3/1/2025	400,820
55,000		Textron, Inc., Sr. Unsecd. Note, 4.30%, 3/1/2024	58,483
		TOTAL	1,333,155
		Capital Goods - Building Materials—0.8%
300,000		Masco Corp., Sr. Unsecd. Note, 5.95%, 3/15/2022	339,000
1,025,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 3/15/2020	1,201,812
395,000		Valmont Industries, Inc., 5.25%, 10/1/2054	375,616
377,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 4/20/2020	440,638
		TOTAL	2,357,066
		Capital Goods - Construction Machinery—0.5%
1,280,000		AGCO Corp., Sr. Unsecd. Note, 5.875%, 12/1/2021	1,456,859
		Capital Goods - Diversified Manufacturing—2.5%
465,000		ABB Finance USA, Inc., Sr. Unsecd. Note, 2.875%, 5/8/2022	471,486
560,000		Dover Corp., Note, 5.45%, 3/15/2018	620,822
1,110,000		Harsco Corp., 5.75%, 5/15/2018	1,157,175
500,000	[1,2]	Hutchison Whampoa International Ltd., Company Guarantee, Series 144A, 3.50%, 1/13/2017	516,802
1,150,000	[1,2]	Hutchison Whampoa International Ltd., Series 144A, 7.625%, 4/9/2019	1,381,555
1,680,000		Pentair Ltd., Company Guarantee, 5.00%, 5/15/2021	1,856,040
950,000	[1,2]	Textron Financial Corp., Jr. Sub. Note, Series 144A, 6.00%, 2/15/2067	859,750
		TOTAL	6,863,630
		Communications - Cable & Satellite—1.6%
570,000		Comcast Corp., Company Guarantee, 6.50%, 1/15/2017	623,785
750,000		Comcast Corp., Sr. Unsecd. Note, 5.875%, 2/15/2018	844,439
370,000		DIRECTV Holdings LLC, Company Guarantee, 5.00%, 3/1/2021	410,059
Annual Shareholder Report
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Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Cable & Satellite—continued
$700,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 4.45%, 4/1/2024	$740,419
200,000		DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.15%, 3/15/2042	203,267
570,000		NBC Universal Media LLC, Sr. Unsecd. Note, 2.875%, 1/15/2023	576,854
200,000		Time Warner Cable, Inc., Company Guarantee, 5.50%, 9/1/2041	188,392
1,000,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2021	999,131
		TOTAL	4,586,346
		Communications - Media & Entertainment—2.7%
500,000		21st Century Fox America, Inc., 3.00%, 9/15/2022	507,082
30,000		21st Century Fox America, Inc., Sr. Unsecd. Note, 4.00%, 10/1/2023	32,433
250,000		21st Century Fox America, Inc., Sr. Unsecd. Note, 5.40%, 10/1/2043	293,109
815,000	[1,2]	British Sky Broadcasting Group PLC, Series 144A, 3.75%, 9/16/2024	832,723
750,000		CBS Corp., 3.70%, 8/15/2024	765,569
390,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.00%, 5/13/2045	399,279
1,000,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 2.25%, 11/15/2017	1,012,641
277,000		Interpublic Group of Cos., Inc., Sr. Unsecd. Note, 4.00%, 3/15/2022	289,753
1,000,000		Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	1,049,407
800,000	[1,2]	Pearson Funding Two PLC, Sr. Unsecd. Note, Series 144A, 4.00%, 5/17/2016	823,866
375,000		Time Warner, Inc., Company Guarantee, 6.20%, 3/15/2040	456,761
910,000		WPP Finance 2010, Sr. Unsecd. Note, 5.125%, 9/7/2042	991,638
		TOTAL	7,454,261
		Communications - Telecom Wireless—2.1%
400,000		America Movil S.A.B. de C.V., 3.125%, 7/16/2022	406,224
500,000		American Tower Corp., 3.45%, 9/15/2021	507,676
550,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	589,055
2,400,000	[1,2]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 1/15/2017	2,513,671
1,180,000	[1,2]	SBA Tower Trust, Series 144A, 5.101%, 4/17/2017	1,228,222
580,000		Telefonaktiebolaget LM Ericsson, Sr. Unsecd. Note, 4.125%, 5/15/2022	620,854
		TOTAL	5,865,702
		Communications - Telecom Wirelines—2.9%
600,000		AT&T, Inc., Sr. Unsecd. Note, 2.45%, 6/30/2020	600,530
600,000		AT&T, Inc., Sr. Unsecd. Note, 3.40%, 5/15/2025	595,682
1,160,000		CenturyLink, Inc., Sr. Note, Series Q, 6.15%, 9/15/2019	1,261,500
160,000		Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	181,928
1,430,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	1,488,178
500,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 4.57%, 4/27/2023	546,582
Annual Shareholder Report
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Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Telecom Wirelines—continued
$220,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	$292,252
2,080,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.15%, 9/15/2023	2,352,503
600,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.55%, 9/15/2043	753,193
		TOTAL	8,072,348
		Consumer Cyclical - Automotive—3.3%
500,000		American Honda Finance Corp., Sr. Unsecd. Note, Series MTN, 1.50%, 3/13/2018	502,540
1,500,000	[1,2]	Daimler Finance NA LLC, Company Guarantee, Series 144A, 1.875%, 1/11/2018	1,519,165
1,000,000		Ford Motor Credit Co., Sr. Unsecd. Note, 1.724%, 12/6/2017	999,678
1,000,000		Ford Motor Credit Co., Sr. Unsecd. Note, 2.375%, 1/16/2018	1,016,173
450,000		General Motors Co., Sr. Unsecd. Note, 4.00%, 4/1/2025	455,853
550,000		General Motors Financial Company, Inc., Sr. Unsecd. Note, 2.40%, 4/10/2018	551,111
440,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.60%, 3/19/2020	446,431
500,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.875%, 8/9/2018	515,850
150,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 1.95%, 9/12/2017	152,491
800,000	[1,2]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.35%, 3/4/2019	812,902
1,350,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	1,411,933
740,000	[1,2]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 4.60%, 4/12/2016	764,296
		TOTAL	9,148,423
		Consumer Cyclical - Leisure—1.1%
1,150,000		Carnival Corp., Sr. Unsecd. Note, 3.95%, 10/15/2020	1,224,353
1,600,000	[1]	Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	1,789,669
		TOTAL	3,014,022
		Consumer Cyclical - Lodging—1.1%
1,400,000		Choice Hotels International, Inc., Company Guarantee, 5.70%, 8/28/2020	1,533,000
270,000		Hyatt Hotels Corp., Sr. Unsecd. Note, 3.375%, 7/15/2023	271,111
1,150,000		Marriott International, Inc., Sr. Unsecd. Note, 3.00%, 3/1/2019	1,186,001
3,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/1/2016	3,195
		TOTAL	2,993,307
		Consumer Cyclical - Retailers—1.6%
700,000		Advance Auto Parts, Inc., 4.50%, 12/1/2023	743,646
300,000		Advance Auto Parts, Inc., Company Guarantee, 4.50%, 1/15/2022	320,374
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Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Retailers—continued
$190,000		AutoZone, Inc., Sr. Unsecd. Note, 1.30%, 1/13/2017	$190,740
450,000		Bed Bath & Beyond, Inc., 5.165%, 8/1/2044	479,967
272,988	[1,2]	CVS Health Corp., Pass Thru Cert., Series 144A, 5.298%, 1/11/2027	300,647
1,500,000		CVS Health Corp., Sr. Unsecd. Note, 2.25%, 12/5/2018	1,536,774
380,000		CVS Health Corp., Sr. Unsecd. Note, 4.00%, 12/5/2023	408,839
500,000		O'Reilly Automotive, Inc., Company Guarantee, 4.875%, 1/14/2021	558,150
		TOTAL	4,539,137
		Consumer Cyclical - Services—1.2%
2,025,000		Boston University, Series MTNA, 7.625%, 7/15/2097	2,632,156
250,000		Expedia, Inc., 4.50%, 8/15/2024	252,295
500,000		Expedia, Inc., Company Guarantee, 5.95%, 8/15/2020	562,354
		TOTAL	3,446,805
		Consumer Non-Cyclical - Food/Beverage—2.7%
1,000,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 2.375%, 11/26/2018	1,022,220
750,000		ConAgra Foods, Inc., 6.625%, 8/15/2039	861,354
290,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 3.20%, 1/25/2023	285,005
500,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 6/27/2024	513,000
750,000	[1,2]	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/25/2022	804,375
1,100,000	[1,2]	Kerry Group Financial Services, Sr. Unsecd. Note, Series 144A, 3.20%, 4/9/2023	1,098,795
900,000		Mondelez International, Inc., Sr. Unsecd. Note, 4.00%, 2/1/2024	965,915
500,000		PepsiCo, Inc., 2.75%, 4/30/2025	491,594
265,000		Sysco Corp., Sr. Unsecd. Note, 3.50%, 10/2/2024	272,852
600,000		Tyson Foods, Inc., 3.95%, 8/15/2024	627,101
465,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.50%, 6/15/2022	507,647
		TOTAL	7,449,858
		Consumer Non-Cyclical - Health Care—1.1%
485,000	[1,2]	Bayer US Finance LLC, Sr. Unsecd. Note, Series 144A, 3.375%, 10/8/2024	500,814
750,000	[1,2]	Bayer US Finance LLC, Unsecd. Note, Series 144A, 2.375%, 10/8/2019	761,815
280,000		Becton, Dickinson and Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	294,534
825,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 3.30%, 2/15/2022	840,280
500,000		Zimmer Holdings, Inc., Sr. Unsecd. Note, 2.70%, 4/1/2020	505,396
135,000		Zimmer Holdings, Inc., Sr. Unsecd. Note, 3.55%, 4/1/2025	135,269
		TOTAL	3,038,108
Annual Shareholder Report
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Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Pharmaceuticals—0.8%
$1,260,000		Bio-Rad Laboratories, Inc., Sr. Unsecd. Note, 4.875%, 12/15/2020	$1,378,338
850,000		Gilead Sciences, Inc., Sr. Unsecd. Note, 3.50%, 2/1/2025	883,000
		TOTAL	2,261,338
		Consumer Non-Cyclical - Products—0.2%
445,000		Hasbro, Inc., Sr. Unsecd. Note, 3.15%, 5/15/2021	454,314
		Consumer Non-Cyclical - Tobacco—0.3%
580,000		Altria Group, Inc., Sr. Unsecd. Note, 4.00%, 1/31/2024	614,845
270,000		Lorillard Tobacco Co., Sr. Unsecd. Note, 7.00%, 8/4/2041	342,212
		TOTAL	957,057
		Energy - Independent—0.9%
600,000		Anadarko Petroleum Corp., Sr. Unsecd. Note, 3.45%, 7/15/2024	610,388
239,000		Apache Corp., Sr. Unsecd. Note, 3.25%, 4/15/2022	241,148
145,000		Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.80%, 4/15/2024	147,307
400,000		Petroleos Mexicanos, 6.50%, 6/2/2041	443,500
1,100,000		Petroleos Mexicanos, Sr. Unsecd. Note, 3.125%, 1/23/2019	1,124,750
		TOTAL	2,567,093
		Energy - Integrated—2.0%
1,261,000		BP Capital Markets PLC, 1.375%, 5/10/2018	1,259,591
680,000		BP Capital Markets PLC, Company Guarantee, 3.125%, 10/1/2015	687,481
1,550,000		BP Capital Markets PLC, Company Guarantee, 4.742%, 3/11/2021	1,743,285
700,000		Husky Energy, Inc., Sr. Unsecd. Note, 3.95%, 4/15/2022	714,685
975,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	869,534
250,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	263,518
		TOTAL	5,538,094
		Energy - Midstream—1.9%
265,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.05%, 3/15/2025	265,726
645,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.90%, 2/1/2024	691,438
500,000		Enterprise Products Operating LLC, 3.90%, 2/15/2024	516,662
385,000		Kinder Morgan Energy Partners LP, Note, 6.55%, 9/15/2040	419,930
580,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.85%, 2/15/2020	678,923
705,000	[1,2]	Texas Eastern Transmission LP, Sr. Unsecd. Note, Series 144A, 2.80%, 10/15/2022	674,212
1,560,000		Williams Partners LP, 5.25%, 3/15/2020	1,727,953
360,000		Williams Partners LP, Sr. Unsecd. Note, 3.90%, 1/15/2025	354,964
		TOTAL	5,329,808
Annual Shareholder Report
12

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Energy - Oil Field Services—0.5%
$100,000		Nabors Industries, Inc., Company Guarantee, 5.00%, 9/15/2020	$102,061
500,000		Weatherford International Ltd., 6.00%, 3/15/2018	531,441
550,000		Weatherford International Ltd., 9.875%, 3/1/2039	641,262
55,000		Weatherford International Ltd., Sr. Unsecd. Note, 5.95%, 4/15/2042	50,278
		TOTAL	1,325,042
		Energy - Refining—0.8%
310,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 6.50%, 3/1/2041	380,209
1,400,000		Valero Energy Corp., 9.375%, 3/15/2019	1,751,436
		TOTAL	2,131,645
		Financial Institution - Banking—20.1%
550,000		American Express Credit Corp., Series MTN, 1.55%, 9/22/2017	553,254
1,150,000		Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	1,188,057
715,000		Associated Banc-Corp., Sub., 4.25%, 1/15/2025	721,572
575,000		BB&T Corp., Series MTN, 2.45%, 1/15/2020	581,991
650,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.25%, 2/1/2019	658,206
1,500,000		Bank of America Corp., Series L, 2.65%, 4/1/2019	1,527,594
1,900,000		Bank of America Corp., Sr. Unsecd. Note, 2.00%, 1/11/2018	1,914,223
500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 1.70%, 8/25/2017	502,406
1,000,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.30%, 1/11/2023	1,003,647
1,800,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 5.00%, 5/13/2021	2,020,055
500,000		Bank of America Corp., Sub. Note, Series L, 3.95%, 4/21/2025	494,090
800,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.30%, 9/11/2019	812,030
650,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.25%, 9/11/2024	667,003
700,000		Capital One Bank, Series BNKT, 2.95%, 7/23/2021	705,830
700,000		Capital One Bank, Sr. Unsecd. Note, 2.40%, 9/5/2019	703,633
430,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 2.15%, 11/21/2018	435,023
450,000		Capital One Financial Corp., Sr. Unsecd. Note, 2.45%, 4/24/2019	454,824
1,000,000		Citigroup, Inc., 2.50%, 7/29/2019	1,010,588
690,000		Citigroup, Inc., Sr. Unsecd. Note, 4.45%, 1/10/2017	725,808
2,860,000		Citigroup, Inc., Sr. Unsecd. Note, 4.50%, 1/14/2022	3,129,724
1,230,000	[1,2]	Citizens Financial Group, Inc., Sub. Note, Series 144A, 4.15%, 9/28/2022	1,282,038
675,000		City National Corp., Sr. Unsecd. Note, 5.25%, 9/15/2020	775,387
335,000		Comerica, Inc., 3.80%, 7/22/2026	335,121
Annual Shareholder Report
13

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$450,000		Comerica, Inc., Sr. Unsecd. Note, 2.125%, 5/23/2019	$451,604
1,099,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 2.75%, 9/29/2019	1,112,377
250,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	244,136
750,000		Fifth Third Bancorp, Sr. Unsecd. Note, 1.35%, 6/1/2017	751,666
750,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.30%, 3/1/2019	758,305
830,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.625%, 1/25/2016	847,201
1,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.375%, 1/22/2018	1,018,672
2,500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, Series GMTN, 5.375%, 3/15/2020	2,832,990
500,000		HSBC USA, Inc., Sr. Unsecd. Note, 2.35%, 3/5/2020	502,133
407,000		Huntington Bancshares, Inc., Sub. Note, 7.00%, 12/15/2020	489,061
740,000		Huntington National Bank, Sr. Unsecd. Note, 2.20%, 4/1/2019	741,322
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.25%, 10/15/2020	543,317
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.35%, 8/15/2021	547,298
2,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 6.30%, 4/23/2019	2,311,390
1,700,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,699,340
1,200,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, 2.625%, 9/26/2018	1,234,466
1,165,000		Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 5.629%, 12/1/2021	1,211,017
600,000		Morgan Stanley, Sr. Unsecd. Note, 2.50%, 1/24/2019	609,374
890,000		Morgan Stanley, Sr. Unsecd. Note, 3.45%, 11/2/2015	902,226
560,000		Morgan Stanley, Sr. Unsecd. Note, 4.75%, 3/22/2017	594,835
750,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.70%, 10/23/2024	768,960
1,650,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 5.50%, 7/24/2020	1,881,977
1,400,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 5.95%, 12/28/2017	1,551,554
2,900,000		Murray Street Investment Trust I, Sr. Unsecd. Note, 4.647%, 3/9/2017	3,069,989
1,322,598	[1,3]	Regional Diversified Funding, Series 144A, 9.25%, 3/15/2030	695,938
1,400,000	[1,2]	Santander US Debt SA Unipersonal, Bank Guarantee, Series 144A, 3.781%, 10/7/2015	1,416,797
750,000		State Street Corp., Sr. Unsecd. Note, 3.30%, 12/16/2024	768,936
440,000		Vesey Street Investment Trust I, Sr. Unsecd. Note, 4.404%, 9/1/2016	458,156
1,500,000		Wells Fargo & Co., 2.125%, 4/22/2019	1,515,631
1,780,000		Wilmington Trust Corp., Sub. Note, 8.50%, 4/2/2018	2,084,286
		TOTAL	55,817,058
		Financial Institution - Broker/Asset Mgr/Exchange—3.9%
750,000		BlackRock, Inc., Sr. Unsecd. Note, 6.25%, 9/15/2017	838,336
Annual Shareholder Report
14

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Broker/Asset Mgr/Exchange—continued
$1,490,000	[1,2]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	$1,628,521
400,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	413,336
103,000		Eaton Vance Corp., Sr. Unsecd. Note, 6.50%, 10/2/2017	114,588
900,000	[1,2]	FMR LLC, Bond, Series 144A, 7.57%, 6/15/2029	1,235,509
760,000	[1,2]	FMR LLC, Sr. Unsecd. Note, Series 144A, 7.49%, 6/15/2019	917,642
660,000		Janus Capital Group, Inc., Sr. Note, 6.70%, 6/15/2017	723,497
500,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.50%, 1/20/2043	498,792
1,000,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.875%, 4/15/2021	1,140,185
70,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 4.25%, 4/15/2016	72,139
500,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	571,400
790,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 8.60%, 8/15/2019	976,840
400,000		Stifel Financial Corp., 4.25%, 7/18/2024	404,371
700,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	728,357
465,000	[1,2]	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 2.95%, 11/1/2019	475,601
		TOTAL	10,739,114
		Financial Institution - Finance Companies—4.1%
937,000		Discover Bank, Sub., Series BKNT, 8.70%, 11/18/2019	1,148,857
403,000		Discover Financial Services, Sr. Unsecd. Note, 3.85%, 11/21/2022	414,736
1,500,000	[1,2]	General Electric Capital Corp. & LJ VP Holdings LLC, Sr. Unsecd. Note, Series 144A, 3.80%, 6/18/2019	1,602,486
2,000,000		General Electric Capital Corp., Sr. Unsecd. Note, Series MTN, 4.65%, 10/17/2021	2,273,984
1,004,000		General Electric Capital Corp., Sub. Note, 5.30%, 2/11/2021	1,163,934
2,100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	2,142,420
500,000		HSBC Finance Corp., Sr. Sub. Note, 6.676%, 1/15/2021	590,903
500,000	[1,2]	Lukoil International Finance BV, Series 144A, 6.356%, 6/7/2017	520,410
1,450,000	[1,2]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 1/14/2020	1,655,524
		TOTAL	11,513,254
		Financial Institution - Insurance - Health—0.1%
204,000		Wellpoint, Inc., Sr. Unsecd. Note, 7.00%, 2/15/2019	239,373
		Financial Institution - Insurance - Life—4.5%
1,360,000	[1,2]	AXA Equitable Life Insurance Co., Sub., Series 144A, 7.70%, 12/1/2015	1,410,891
500,000		Aflac, Inc., Sr. Unsecd. Note, 6.90%, 12/17/2039	673,532
330,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	355,662
Annual Shareholder Report
15

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - Life—continued
$1,700,000		American International Group, Inc., Sr. Unsecd. Note, 6.40%, 12/15/2020	$2,042,963
950,000		Lincoln National Corp., Sr. Note, 7.00%, 6/15/2040	1,289,502
240,000		Lincoln National Corp., Sr. Unsecd. Note, 4.20%, 3/15/2022	258,697
790,000	[1,2]	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 8.875%, 6/1/2039	1,249,986
280,000		MetLife, Inc., Jr. Sub. Note, 10.75%, 8/1/2039	470,400
300,000		MetLife, Inc., Sr. Unsecd. Note, 3.60%, 4/10/2024	313,155
500,000	[1,2]	New York Life Global Funding, Series 144A, 1.45%, 12/15/2017	503,423
600,000	[1,2]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 6/15/2040	877,297
275,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.125%, 5/15/2023	273,738
320,000		Principal Financial Group, Inc., Sr. Unsecd. Note, 3.30%, 9/15/2022	325,431
280,000		Prudential Financial, Inc., Sr. Note, Series MTND, 7.375%, 6/15/2019	337,616
500,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.60%, 5/15/2044	509,444
1,150,000	[1]	Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	1,558,578
		TOTAL	12,450,315
		Financial Institution - Insurance - P&C—2.4%
300,000		ACE INA Holdings, Inc., Sr. Unsecd. Note, 3.35%, 5/15/2024	312,215
515,000		CNA Financial Corp., 6.50%, 8/15/2016	549,997
350,000		CNA Financial Corp., Sr. Unsecd. Note, 3.95%, 5/15/2024	360,074
130,000		CNA Financial Corp., Sr. Unsecd. Note, 5.875%, 8/15/2020	149,542
630,000		Horace Mann Educators Corp., Sr. Note, 6.85%, 4/15/2016	663,447
420,000	[1,2]	Liberty Mutual Group, Inc., Company Guarantee, Series 144A, 5.00%, 6/1/2021	467,759
220,000	[1,2]	Liberty Mutual Group, Inc., Series 144A, 4.95%, 5/1/2022	242,556
270,000	[1,2]	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2023	286,426
1,300,000	[1,2]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 8/15/2039	2,050,196
150,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/1/2015	154,311
1,500,000	[1,2]	ZFS Finance USA Trust II, Jr. Sub. Note, Series 144A, 6.45%, 12/15/2065	1,565,250
		TOTAL	6,801,773
		Financial Institution - REIT - Apartment—0.5%
650,000		Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.75%, 6/15/2024	662,512
500,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	500,969
Annual Shareholder Report
16

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Apartment—continued
$270,000		UDR, Inc., Company Guarantee, 4.625%, 1/10/2022	$293,812
		TOTAL	1,457,293
		Financial Institution - REIT - Healthcare—0.5%
600,000		Health Care REIT, Inc., Sr. Unsecd. Note, 4.125%, 4/1/2019	641,530
800,000		Healthcare Trust of America, 3.70%, 4/15/2023	796,415
		TOTAL	1,437,945
		Financial Institution - REIT - Office—0.6%
600,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.90%, 6/15/2023	613,034
1,000,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	1,157,945
		TOTAL	1,770,979
		Financial Institution - REIT - Other—1.1%
490,000		Liberty Property LP, Sr. Unsecd. Note, 3.75%, 4/1/2025	492,148
500,000		Liberty Property LP, Sr. Unsecd. Note, 4.75%, 10/1/2020	545,147
500,000		ProLogis LP, Sr. Unsecd. Note, 3.35%, 2/1/2021	518,259
500,000		ProLogis LP, Sr. Unsecd. Note, 4.25%, 8/15/2023	533,054
314,000		ProLogis, Inc., Sr. Unsecd. Note, 6.875%, 3/15/2020	373,048
575,000		WP Carey, Inc., Sr. Unsecd. Note, 4.60%, 4/1/2024	596,389
		TOTAL	3,058,045
		Financial Institution - REIT - Retail—0.6%
430,000		Equity One, Inc., Bond, 6.00%, 9/15/2017	469,602
650,000		Equity One, Inc., Sr. Unsecd. Note, 3.75%, 11/15/2022	655,979
500,000		Simon Property Group LP, 6.125%, 5/30/2018	569,145
		TOTAL	1,694,726
		Municipal Services—0.6%
560,000	[1,2]	Army Hawaii Family Housing, Series 144A, 5.524%, 6/15/2050	635,947
935,000	[1,2]	Camp Pendleton & Quantico Housing LLC, Series 144A, 5.572%, 10/1/2050	1,045,255
		TOTAL	1,681,202
		Sovereign—0.7%
825,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	908,619
640,000		Inter-American Development Bank, Series MTN, 6.75%, 7/15/2027	911,908
		TOTAL	1,820,527
		Technology—4.9%
545,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.25%, 2/1/2025	552,094
430,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.20%, 10/1/2022	423,419
560,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	581,721
Annual Shareholder Report
17

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$335,000		Apple, Inc., Sr. Unsecd. Note, 2.40%, 5/3/2023	$326,742
125,000		Apple, Inc., Sr. Unsecd. Note, 4.45%, 5/6/2044	132,647
500,000		Apple, Inc., Unsecd. Note, 2.15%, 2/9/2022	492,164
250,000		BMC Software, Inc., 7.25%, 6/1/2018	241,875
1,200,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.50%, 4/15/2023	1,210,063
1,650,000		Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	1,860,355
1,200,000		Harris Corp., 5.95%, 12/1/2017	1,355,816
900,000		Hewlett-Packard Co., Sr. Unsecd. Note, 3.30%, 12/9/2016	930,238
940,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.00%, 8/10/2022	994,281
500,000	[1,2]	Keysight Technologies, Inc., Sr. Unsecd. Note, Series 144A, 4.55%, 10/30/2024	502,809
350,000	[1,2]	Molex Electronics Technologies LLC, Sr. Unsecd. Note, Series 144A, 2.878%, 4/15/2020	351,056
200,000	[1,2]	Molex Electronics Technologies LLC, Unsecd. Note, Series 144A, 3.90%, 4/15/2025	200,394
1,250,000		Oracle Corp., Sr. Unsecd. Note, 2.80%, 7/8/2021	1,283,085
750,000		Oracle Corp., Sr. Unsecd. Note, 3.40%, 7/8/2024	776,577
355,000		SAIC, Inc., Company Guarantee, 5.95%, 12/1/2040	339,167
350,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	363,933
550,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.875%, 1/15/2019	592,154
		TOTAL	13,510,590
		Transportation - Airlines—0.9%
425,000		Southwest Airlines Co., Deb., 7.375%, 3/1/2027	544,340
1,760,000		Southwest Airlines Co., Sr. Unsecd. Note, 5.125%, 3/1/2017	1,880,428
		TOTAL	2,424,768
		Transportation - Railroads—1.4%
330,677		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.57%, 1/2/2021	377,137
1,000,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.45%, 9/15/2021	1,058,709
1,400,000		Kansas City Southern de Mexico SA de CV, Sr. Unsecd. Note, 3.00%, 5/15/2023	1,376,843
800,000		Union Pacific Corp., 2.95%, 1/15/2023	820,721
300,000		Union Pacific Corp., Sr. Unsecd. Note, 3.646%, 2/15/2024	321,829
		TOTAL	3,955,239
		Transportation - Services—1.7%
835,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Series 144A, 6.375%, 10/15/2017	932,408
Annual Shareholder Report
18

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Transportation - Services—continued
$420,000	[1,2]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 5.625%, 3/15/2042	$486,838
750,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 2.50%, 6/15/2019	750,542
600,000	[1,2]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 3.75%, 5/11/2017	625,906
1,000,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.45%, 11/15/2018	1,017,553
250,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.50%, 3/1/2018	255,738
750,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.50%, 6/1/2017	782,392
		TOTAL	4,851,377
		Utility - Electric—3.8%
385,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.95%, 12/15/2022	387,146
350,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	416,513
1,000,000	[1,2]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	1,060,750
1,125,000		Enersis S.A., Note, 7.40%, 12/1/2016	1,223,098
1,000,000		Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.25%, 6/15/2022	1,050,037
292,000		FPL Group Capital, Inc., 7.875%, 12/15/2015	304,380
250,000		Great Plains Energy, Inc., Note, 4.85%, 6/1/2021	277,582
347,060	[1,2]	Great River Energy, 1st Mtg. Note, Series 144A, 5.829%, 7/1/2017	364,340
1,355,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 10.375%, 11/1/2018	1,751,649
940,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.40%, 9/15/2019	951,820
500,000		Northeast Utilities, Sr. Unsecd. Note, 1.60%, 1/15/2018	502,262
115,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.95%, 3/15/2024	123,277
830,000		PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.20%, 6/15/2022	893,191
335,000		PSEG Power LLC, Sr. Unsecd. Note, 2.45%, 11/15/2018	340,690
840,000		UIL Holdings Corp., Sr. Unsecd. Note, 4.625%, 10/1/2020	904,578
		TOTAL	10,551,313
		Utility - Natural Gas—1.4%
200,000		Atmos Energy Corp., 8.50%, 3/15/2019	246,212
390,000		Enbridge, Inc., Sr. Note, 5.60%, 4/1/2017	415,913
800,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.75%, 3/1/2023	811,306
785,000		National Fuel Gas Co., Sr. Unsecd. Note, 4.90%, 12/1/2021	859,181
1,200,000		Sempra Energy, Sr. Unsecd. Note, 3.55%, 6/15/2024	1,242,928
Annual Shareholder Report
19

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Natural Gas—continued
$300,000	[1,2]	Southeast Supply Header LLC, Sr. Unsecd. Note, Series 144A, 4.25%, 6/15/2024	$305,650
		TOTAL	3,881,190
		TOTAL CORPORATE BONDS (IDENTIFIED COST $250,475,504)	265,205,610
		FOREIGN GOVERNMENTS/AGENCIES—0.8%
		Sovereign—0.8%
320,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	339,520
990,000	[1,2]	Qatar, Government of, Series 144A, 5.25%, 1/20/2020	1,123,650
750,000		United Mexican States, Note, 5.625%, 1/15/2017	805,125
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $2,047,524)	2,268,295
		INVESTMENT COMPANY—3.2%
8,997,801	[4,5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.10% (AT NET ASSET VALUE)	8,997,801
		TOTAL INVESTMENTS—99.3% (IDENTIFIED COST $261,520,829)[6]	276,471,706
		OTHER ASSETS AND LIABILITIES - NET—0.7%[7]	1,870,203
		TOTAL NET ASSETS—100%	$278,341,909
At April 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
8U.S. Treasury Note 2-Year Long Futures	50	$10,963,281	June 2015	$51,448
8U.S. Treasury Note 10-Year Short Futures	55	$7,060,625	June 2015	$(91,456)
8U.S. Treasury Long Bond Short Futures	23	$3,670,656	June 2015	$22,979
8U.S. Treasury Ultra Bond Short Futures	80	$13,160,000	June 2015	$(15,183)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(32,212)
Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At April 30, 2015, these restricted securities amounted to $58,142,354, which represented 20.9% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At April 30, 2015, these liquid restricted securities amounted to $54,098,169, which represented 19.4% of total net assets.
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20

3	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
4	Affiliated holding.
5	7-day net yield.
6	The cost of investments for federal tax purposes amounts to $261,561,305.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at April 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$264,509,672	$695,938	$265,205,610
Foreign Governments/Agencies	—	2,268,295	—	2,268,295
Investment Company	8,997,801	—	—	8,997,801
TOTAL SECURITIES	$8,997,801	$266,777,967	$695,938	$276,471,706
OTHER FINANCIAL INSTRUMENTS*	$(32,212)	$—	$—	$(32,212)
*	Other financial instruments include futures contracts.
The following acronyms are used throughout this portfolio:
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
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21

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.61	$10.40	$10.09	$10.22	$10.06
Income From Investment Operations:
Net investment income	0.35	0.41	0.42	0.45	0.49
Net realized and unrealized gain (loss) on investments and futures contracts	(0.05)	(0.24)	0.31	(0.02)	0.16
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.17	0.73	0.43	0.65
Less Distributions:
Distributions from net investment income	(0.35)	(0.42)	(0.42)	(0.45)	(0.49)
Distributions from net realized gain on investments and futures contracts	(0.01)	(0.54)	—	(0.11)	—
TOTAL DISTRIBUTIONS	(0.36)	(0.96)	(0.42)	(0.56)	(0.49)
Net Asset Value, End of Period	$9.55	$9.61	$10.40	$10.09	$10.22
Total Return[1]	3.22%	1.85%	7.41%	4.33%	6.59%
Ratios to Average Net Assets:
Net expenses	0.56%	0.56%	0.56%	0.56%	0.56%
Net investment income	3.66%	4.20%	4.14%	4.45%	4.83%
Expense waiver/reimbursement[2]	0.19%	0.24%	0.22%	0.24%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$249,125	$216,134	$239,453	$261,834	$302,135
Portfolio turnover	16%	20%	28%	20%	22%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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22

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.62	$10.40	$10.09	$10.22	$10.06
Income From Investment Operations:
Net investment income	0.33	0.40	0.40	0.42	0.46
Net realized and unrealized gain (loss) on investments and futures contracts	(0.06)	(0.25)	0.31	(0.02)	0.16
TOTAL FROM INVESTMENT OPERATIONS	0.27	0.15	0.71	0.40	0.62
Less Distributions:
Distributions from net investment income	(0.33)	(0.39)	(0.40)	(0.42)	(0.46)
Distributions from net realized gain on investments and futures contracts	(0.01)	(0.54)	—	(0.11)	—
TOTAL DISTRIBUTIONS	(0.34)	(0.93)	(0.40)	(0.53)	(0.46)
Net Asset Value, End of Period	$9.55	$9.62	$10.40	$10.09	$10.22
Total Return[1]	2.86%	1.71%	7.14%	4.07%	6.33%
Ratios to Average Net Assets:
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	3.41%	3.84%	3.90%	4.16%	4.55%
Expense waiver/reimbursement[2]	0.39%	0.43%	0.41%	0.44%	0.44%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,217	$34,610	$150,899	$171,273	$70,365
Portfolio turnover	16%	20%	28%	20%	22%
1	Based on net asset value.
2	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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23

Statement of Assets and Liabilities
April 30, 2015
Assets:
Total investment in securities, at value including $8,997,801 of investment in an affiliated holding (Note 5) (identified cost $261,520,829)		$276,471,706
Restricted cash (Note 2)		511,405
Income receivable		3,095,315
Receivable for investments sold		155,234
Receivable for shares sold		6,024
TOTAL ASSETS		280,239,684
Liabilities:
Payable for investments purchased	$1,197,918
Payable for shares redeemed	214,339
Payable for daily variation margin	31,736
Income distribution payable	386,551
Payable to adviser (Note 5)	1,583
Payable for other service fees (Notes 2 and 5)	15,245
Accrued expenses (Note 5)	50,403
TOTAL LIABILITIES		1,897,775
Net assets for 29,154,133 shares outstanding		$278,341,909
Net Assets Consist of:
Paid-in capital		$264,197,766
Net unrealized appreciation of investments and futures contracts		14,918,665
Accumulated net realized loss on investments and futures contracts		(795,292)
Undistributed net investment income		20,770
TOTAL NET ASSETS		$278,341,909
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$249,124,516 ÷ 26,094,335 shares outstanding, no par value, unlimited shares authorized		$9.55
Service Shares:
$29,217,393 ÷ 3,059,798 shares outstanding, no par value, unlimited shares authorized		$9.55
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
24

Statement of Operations
Year Ended April 30, 2015
Investment Income:
Interest			$11,306,595
Dividends received from an affiliated holding (Note 5)			4,609
TOTAL INCOME			11,311,204
Expenses:
Investment adviser fee (Note 5)		$1,338,044
Administrative fee (Note 5)		209,338
Custodian fees		14,808
Transfer agent fee		104,414
Directors'/Trustees' fees (Note 5)		1,515
Auditing fees		26,450
Legal fees		11,928
Portfolio accounting fees		115,728
Distribution services fee (Note 5)		85,559
Other service fees (Notes 2 and 5)		188,825
Share registration costs		41,753
Printing and postage		24,688
Miscellaneous (Note 5)		8,611
TOTAL EXPENSES		2,171,661
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(385,555)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(188,859)
TOTAL WAIVERS AND REIMBURSEMENTS		(574,414)
Net expenses			1,597,247
Net investment income			9,713,957
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			2,510,528
Net realized loss on futures contracts			(4,262,362)
Net change in unrealized appreciation of investments			(786,222)
Net change in unrealized depreciation of futures contracts			964,806
Net realized and unrealized loss on investments and futures contracts			(1,573,250)
Change in net assets resulting from operations			$8,140,707
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended April 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,713,957	$10,366,647
Net realized gain (loss) on investments and futures contracts	(1,751,834)	10,344,077
Net change in unrealized appreciation/depreciation of investments and futures contracts	178,584	(19,456,317)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,140,707	1,254,407
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(8,582,610)	(8,461,801)
Service Shares	(1,173,583)	(1,937,566)
Distributions from net realized gain on investments and futures contracts
Institutional Shares	(296,761)	(10,125,432)
Service Shares	(45,824)	(1,874,713)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,098,778)	(22,399,512)
Share Transactions:
Proceeds from sale of shares	102,923,771	88,901,975
Net asset value of shares issued to shareholders in payment of distributions declared	5,513,714	16,146,912
Cost of shares redeemed	(78,881,759)	(223,511,354)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	29,555,726	(118,462,467)
Change in net assets	27,597,655	(139,607,572)
Net Assets:
Beginning of period	250,744,254	390,351,826
End of period (including undistributed net investment income of $20,770 and $63,006, respectively)	$278,341,909	$250,744,254
See Notes which are an integral part of the Financial Statements
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26

Notes to Financial Statements
April 30, 2015
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Intermediate Corporate Bond Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Institutional Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Institutional Shares and Service Shares may bear distribution services fees and other service fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended April 30, 2015, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Institutional Shares	$103,300	$(103,300)
Service Shares	85,525	—
TOTAL	$188,825	$(103,300)
Premium and Discount Amortization/ Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended April 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of April 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase yield and income, and to manage duration risk, market risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $10,963,882 and $31,601,178, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$32,212*
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
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31

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended April 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(4,262,362)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$964,806
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at April 30, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
Football Trust V, Pass Thru Cert., Series 144A, 5.35%, 10/5/2020	3/24/2010	$1,600,000	$1,789,669
Regional Diversified Funding, Series 144A, 9.25%, 3/15/2030	3/10/2000	$1,273,734	$695,938
Union Central Life Insurance Co., Note, Series 144A, 8.20%, 11/1/2026	3/31/1999 – 9/29/1999	$1,138,408	$1,558,578
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report
32

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended April 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	9,822,840	$94,260,434	8,399,284	$81,828,675
Shares issued to shareholders in payment of distributions declared	462,727	4,441,982	1,323,672	12,766,731
Shares redeemed	(6,670,604)	(64,031,701)	(10,261,664)	(102,101,094)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	3,614,963	$34,670,715	(538,708)	$(7,505,688)

Year Ended April 30	2015		2014
Service Shares:	Shares	Amount	Shares	Amount
Share Sold	901,981	$8,663,337	707,988	$7,073,300
Shares issued to shareholders in payment of distributions declared	111,630	1,071,732	347,808	3,380,181
Shares redeemed	(1,553,030)	(14,850,058)	(11,961,429)	(121,410,260)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(539,419)	$(5,114,989)	(10,905,633)	$(110,956,779)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	3,075,544	$29,555,726	(11,444,341)	$(118,462,467)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended April 30, 2015 and 2014 was as follows:
	2015	2014
Ordinary income[1]	$9,768,050	$10,399,367
Long-term capital gains	$330,728	$12,000,145
1	For tax purposes, short-term capital gain distributions are considered as ordinary income distributions.
As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$20,770
Net unrealized appreciation	$14,910,401
Capital loss carryforwards	$(787,028)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments on wash sales.
At April 30, 2015, the cost of investments for federal tax purposes was $261,561,305. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $14,910,401. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $16,116,487 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,206,086.
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At April 30, 2015, the Fund had a capital loss carryforward of $787,028 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$787,028	NA	$787,028
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended April 30, 2015, the Adviser voluntarily waived $378,333 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended April 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
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Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
For the year ended April 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Service Shares	$85,559	$(85,559)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Other Service Fees
For the year ended April 30, 2015, FSSC received $1,435 and reimbursed $103,300 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Institutional Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.56% and 0.81% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended April 30, 2015, the Adviser reimbursed $7,222. Transactions involving the affiliated holding during the year ended April 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 4/30/2014	8,363,037
Purchases/Additions	91,915,436
Sales/Reductions	(91,280,672)
Balance of Shares Held 4/30/2015	8,997,801
Value	$8,997,801
Dividend Income	$4,609
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended April 30, 2015, were as follows:
Purchases	$68,889,416
Sales	$41,584,303
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of April 30, 2015, there were no outstanding loans. During the year ended April 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of April 30, 2015, there were no outstanding loans. During the year ended April 30, 2015, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended April 30, 2015, the amount of long-term capital gains designated by the Fund was $330,728.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED INTERMEDIATE CORPORATE BOND FUND:
We have audited the accompanying statement of assets and liabilities of Federated Intermediate Corporate Bond Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Intermediate Corporate Bond Fund, a portfolio of Federated Income Securities Trust, at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
June 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 11/1/2014	Ending Account Value 4/30/2015	Expenses Paid During Period[1]
Actual:
Institutional Shares	$1,000	$1,016.20	$2.80
Service Shares	$1,000	$1,013.90	$4.04
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,022.02	$2.81
Service Shares	$1,000	$1,020.78	$4.06
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Institutional Shares	0.56%
Service Shares	0.81%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the position of General Counsel, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Bryan J. Dingle Birth Date: February 12, 1971 Vice President Officer since: May 2013 Portfolio Manager since: March 2013	Principal Occupations: Bryan J. Dingle has been the Fund's portfolio manager since March 2013. He is Vice President of the Trust with respect to the Fund. Mr. Dingle joined Federated in 2006 as a Senior Investment Analyst and an Assistant Vice President of a Federated advisory subsidiary. He became a Vice President of the Fund's Adviser in 2008. From 1997 to 2006, he served as a Vice President and Senior Credit Analyst of Fixed Income Corporate Bond Research for MTB Investment Advisors, from 1995 to 1997 he was an Investment Officer and Junior Credit Analyst at MTB Investment Advisors and from 1994 to 1995 served as a Relationship Manager and Credit Analyst Trainee for M&T Bank. Mr. Dingle earned his B.S. at the University of Delaware and received his M.B.A. in Business and Management from the University of Maryland.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Intermediate Corporate Bond Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
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47

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in
Annual Shareholder Report
48

allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
Annual Shareholder Report
49

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report
50

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Intermediate Corporate Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C407
CUSIP 31420C506
G00715-02 (6/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
April 30, 2015
Share Class	Ticker
A	FTIAX
Institutional	FSTIX
Service	FSISX
Y	FSTYX

Federated Short-Term Income Fund
Fund Established 1986

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from May 1, 2014 through April 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Short-Term Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended April 30, 2015, was 0.36% for Class A Shares, 0.94% for Institutional Shares, 0.63% for Service Shares and 1.11% for Class Y Shares. The 1.11% total return of the Class Y Shares for the reporting period consisted of 1.46% of dividends and -0.35% of depreciation in the net asset value of the shares. The total return of the Barclays 1-3 Year Government/Corporate Index1 (B1-3GCI) was 1.05%. The total return of the Lipper Short Investment Grade Debt Funds Average (LSIGDFA),2 a peer group average for the Fund, was 0.82% during the same period. The Fund's and LSIGDFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the B1-3GCI.
During the 12-month reporting period, the most significant factors affecting the Fund's performance relative to the B1-3GCI were: (1) a higher allocation to credit sensitive securities relative to the index; (2) allocations to “out-of-index” sectors like securitized debt (residential and commercial mortgage-backed securities3 and asset-backed securities; “RMBS,” “CMBS” and “ABS,” respectively); (3) modest allocations to “higher beta, out of index” sectors like high yield,4 bank loans5 and non-agency mortgages, and (4) the Fund's interest rate and yield curve positioning. The use of derivative strategies6 in the form of credit derivative indices on high-yield, bank loan and emerging market exposures did not have a material effect on Fund performance during the reporting period, though interest rate derivatives used to reduce interest rate exposure below that of the index did reduce performance somewhat.
The following discussion will focus on the performance of the Fund's Class Y Shares.
MARKET OVERVIEW
The Fund's fiscal year performance reflected mild weakness at the short end of the U.S. Treasury yield curve, as interest rates continued a slow rise from historically low levels7 over the period under review. General spread tightening in domestic risk assets reflected gradual, albeit continuing improvement in U.S. economic statistics. Spread levels tightened to reach post-2008 lows in the summer of 2014, only to reverse somewhat by period end. Nonetheless, the combination of coupon income and tighter spreads from the beginning to the end of the period more than offset the effect of slightly higher interest rates. The continued effect of massive monetary stimulus on interest rate levels forced investors to seek yield in the form of corporate bonds, ABS and most other classes of “risk assets.”
Annual Shareholder Report

Duration/Yield curve
Fund duration8 was generally maintained at a level well below that of the B1-3GCI over the 12-month reporting period. While inflationary expectations were generally low for a good part of the Fund's fiscal year, wage pressures (which are usually a leading indicator of inflation), began to emerge, particularly late in the period. Furthermore, the continued expansion of economic activity (albeit softened by another harsh winter and a West Coast port slowdown in the first quarter of 2015) meant the time remaining until Federal Reserve (the “Fed”) action on short-term interest rate targets was declining. The strategy of adding more floating rate securities to reduce interest-rate sensitivity, actually initiated in the Fund's prior fiscal year, was continued. The strategy, while providing a shorter interest rate risk profile, also allowed the Fund to take advantage of tightening credit spreads. On the other hand, the approach involves a yield give-up relative to that which could be obtained using fixed-rate securities of like maturities. Fund management views the yield give-up as a short-term “insurance premium” against future interest rate increases and continues to position the Fund in this manner. Short positions in exchange-traded two-year and five-year Treasury futures contracts were also used to reduce interest rate exposure relative to the index, and these instruments also have an opportunity cost (a short position effectively pays the yield on the underlying instrument). Two-year yields increased by 15 basis points over the reporting period, while five-year yields fell by 23 basis points. In addition to the “yield payment” effect, there was a small capital gain on the two-year short position and a small loss on the five-year position. Overall, the effects were -2 basis points and -7 basis points for the two-year and five-year futures positions, respectively, with all but 1 basis point offset by yield and price movements on underlying portfolio securities. In all, the Fund's shorter interest rate positioning relative to the B1-3GCI cost 11 basis points for the period under review.
sector ALLOCATION
The Fund made no wholesale changes in sector allocation over the reporting period. Both “credit sensitive” sectors of the Fund, i.e., the corporate debt and asset-backed security allocations in the Fund (the latter not included in the B1-3GCI), were maintained in an overweight position for the entire period under review. Positions in Treasury securities were underweighted the entire period. A position in mortgage securities (also not included in the B1-3GCI), was maintained for the duration of the period, with much of this in “credit” mortgage positions like commercial MBS and prime U.K and U.S. non-agency RMBS. The underweight in Treasuries helped performance relative to the benchmark, while the overweight in corporates and structured securities (both RMBS and CMBS, as well as ABS) had a modest positive effect on Fund performance over the reporting period.
Annual Shareholder Report

SECURITY SELECTION
With regard to security selection, no single security added more than 2 basis points of alpha nor subtracted more than 1 basis point of alpha relative to the index. Two of the Fund's “core” portfolio investments, High Yield Core Portfolio and Bank Loan Core Portfolio, added 7 and 15 basis points of alpha, respectively (Federated core portfolios are diversified, sector-specific sub-portfolios managed by associated Federated fixed-income investment teams). Since the core portfolios are sector-specific investments, one might think of them as adding sector-based return as well as security-related return.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the B1-3GCI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LSIGDFA.
3	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
4	High-yield, lower-rated securities generally entail greater market, credit default and liquidity risks, and may be more volatile than investment grade securities.
5	In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivative risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.
6	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
7	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
8	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Short-Term Income Fund from April 30, 2005 to April 30, 2015, compared to the Barclays 1-3 Year Government/Credit Index (B1-3GCI),2 the Fund's broad-based securities market index, the 0-3 Year Composite Index (0-3C)3 and the Lipper Short Investment Grade Debt Funds Average (LSIGDFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT–CLASS A SHARES
Growth of $10,000 as of April 30, 2015
■	Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900).
Growth of a $10,000 INVESTMENT–INSTITUTIONAL SHARES
Growth of $10,000 as of April 30, 2015
Annual Shareholder Report

Growth of a $100,000 INVESTMENT–CLASS Y SHARES
Growth of $100,000 as of April 30, 2015
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 4/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.68%	1.04%	2.43%
Institutional Shares	0.94%	1.84%	3.12%
Service Shares	0.63%	1.63%	2.92%
Class Y Shares	1.11%	2.01%	3.29%
B1-3GCI	1.05%	1.31%	2.89%
0-3C	1.23%	1.95%	2.95%
LSIGDFA	0.82%	1.85%	2.73%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund's Class A Shares after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund's performance assumes the reinvestment of all dividends and distributions. The B1-3GCI, 0-3C and the LSIGDFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The B1-3GCI is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years and is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The 0-3C is a composite index of four separate indexes which track various security types. The four component indexes, which are produced by Bank of America Merrill Lynch, Pierce, Fenner & Smith, Inc., consist of the Bank of America Merrill Lynch 1-3 Corporate Index (30% weighting in the Composite Index), the Bank of America Merrill Lynch 0-3 Year Fixed Rate Asset-Backed Securities Index (30%), the Bank of America Merrill Lynch 1-3 Year Treasury/Agency Index (20%) and the Bank of America Merrill Lynch 0-3 Year Mortgage-Backed Securities Index (20%). The weightings assigned to each component index of the 0-3C are fixed, but do not necessarily reflect the Fund's allocation to the type of fixed-income securities represented by the component indexes, which will vary. The four component indexes (and, by extension the 0-3C), are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The four component indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At April 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets[2]
Asset-Backed Securities	40.3%
Corporate Debt Securities	35.8%
Mortgage-Backed Securities[3]	16.8%
Floating Rate Loans	2.4%
U.S. Treasury and Agency Securities[4]	1.0%
Trade Finance Agreements	0.5%
Foreign Debt Securities	0.3%
Municipal Bonds	0.4%
Derivative Contracts[5,6]	(0.0)%
Other Security Types[6,7]	0.0%
Cash Equivalents[8]	2.9%
Other Assets and Liabilities—Net[9]	(0.4)%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	As of the date specified above, the Fund owned shares of one or more affiliated holdings. For purposes of this table, the affiliated holding (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated holding. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage-backed securities.
4	For purposes of this table, U.S. Treasury and Agency Securities do not include mortgage-backed securities guaranteed by GSEs.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts, as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
6	Represents less than 0.1%.
7	Other Security Types consist of an exchange-traded fund and common stock.
8	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
9	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
April 30, 2015
Principal Amount or Shares			Value
		ADJUSTABLE RATE MORTGAGES—0.3%
		Federal Home Loan Mortgage Corporation—0.1%
$9,079	[1]	FHLMC ARM 390260, 2.088%, 10/01/2030	$9,270
16,356	[1]	FHLMC ARM 420173, 5.750%, 4/01/2030	17,751
6,673	[1]	FHLMC ARM 420196, 5.322%, 11/01/2030	7,242
13,790	[1]	FHLMC ARM 606116, 2.134%, 9/01/2019	13,997
595,543	[1]	FHLMC ARM 780443, 2.216%, 3/01/2033	629,567
14,433	[1]	FHLMC ARM 785167, 2.142%, 12/01/2018	14,613
		TOTAL	692,440
		Federal National Mortgage Association—0.2%
13,925	[1]	FNMA ARM 316302, 6.825%, 11/01/2018	15,068
328,043	[1]	FNMA ARM 544843, 2.521%, 10/01/2027	344,408
335,483	[1]	FNMA ARM 544852, 2.520%, 4/01/2028	352,368
365,018	[1]	FNMA ARM 544884, 2.501%, 5/01/2034	386,662
611,288	[1]	FNMA ARM 556379, 1.536%, 5/01/2040	626,986
242,557	[1]	FNMA ARM 556388, 1.536%, 5/01/2040	248,820
959,840	[1]	FNMA ARM 618128, 1.948%, 8/01/2033	994,040
		TOTAL	2,968,352
		Government National Mortgage Association—0.0%
9,779	[1]	GNMA ARM 8902, 1.750%, 30 Year, 1/20/2022	9,954
		TOTAL ADJUSTABLE RATE MORTGAGES (IDENTIFIED COST $3,560,593)	3,670,746
		ASSET-BACKED SECURITIES—40.2%
		Auto Receivables—18.3%
2,000,000	[1]	Ally Auto Receivable Trust 13-SN1 A4, Class A4, 0.90%, 5/22/2017	2,003,094
2,308,391	[2,3]	ARI Fleet Lease Trust 2014-A, Class A2, 0.81%, 11/15/2022	2,304,701
3,000,000	[1,2,3]	Ally Master Owner Trust 2012-3, Class D, 2.532%, 6/15/2017	3,004,601
5,000,000	[1]	Ally Master Owner Trust 2013-1, Class A1, 0.632%, 2/15/2018	5,007,742
2,118,704	[2,3]	American Credit Acceptance Receivables Trust 2014-3, Class A, 0.99%, 8/10/2018	2,117,895
5,000,000		Americredit Automobile Receivables Trust 2005-C, Class C, 1.69%, 11/8/2018	5,052,355
10,000,000	[1]	Americredit Automobile Receivables Trust 2011-5, Class D, 5.05%, 12/8/2017	10,350,493
2,000,000	[1]	Americredit Automobile Receivables Trust 2012-1, Class C, 2.67%, 1/8/2018	2,015,059
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Auto Receivables—continued
$13,000,000		Americredit Automobile Receivables Trust 2012-2, Class D, 3.38%, 4/9/2018	$13,316,325
3,000,000		AmeriCredit Automobile Receivables Trust 2013-3, Class D, 3.00%, 7/8/2019	3,056,480
5,000,000		BMW Vehicle Trust 2014-1, Class A4, 0.99%, 8/21/2017	5,008,102
13,000,000		Bank of America Auto Trust 2012-1, Class C, 2.09%, 7/17/2017	13,093,864
1,551,878		Capital Auto Receivables Asset Trust 2014-1, Class A1A, 0.68%, 5/20/2016	1,552,354
3,780,000	[1,2,3]	Chesapeake Funding LLC 2013-1A, Class B, 1.174%, 1/7/2025	3,800,164
2,500,000	[1,2,3]	Chesapeake Funding LLC 2013-1A, Class D, 1.978%, 1/7/2025	2,506,104
3,400,145	[1,2,3]	Chesapeake Funding LLC 2014-1A, Class A, 0.598%, 3/7/2026	3,400,723
2,000,000	[1,2,3]	Chesapeake Funding LLC 2014-1A, Class B, 0.978%, 3/7/2026	2,002,086
1,000,000	[1,2,3]	Chesapeake Funding LLC 2014-1A, Class C, 1.378%, 3/7/2026	1,001,057
1,500,000	[1,2,3]	Chesapeake Funding LLC 2014-1A, Class D, 1.728%, 3/7/2026	1,501,590
2,885,979	[1,2,3]	Chrysler Capital Auto Receivables Trust 2013-AA, Class A3, 0.91%, 4/16/2018	2,891,772
3,054,180	[1,2,3]	Enterprise Fleet Financing LLC 2013-2, Class A2, 1.06%, 3/20/2019	3,057,961
4,500,000	[1,2,3]	Enterprise Fleet Financing LLC 2014-2, Class A2, 1.05%, 3/20/2020	4,498,634
4,000,000	[1]	Fifth Third Auto Trust 2013-A, Class C, 1.74%, 6/15/2020	3,994,824
3,776,000	[1]	Ford Credit Auto Lease Trust 2013-A, Class D, 1.79%, 10/15/2017	3,780,370
7,000,000		Ford Credit Auto Lease Trust 2013-B, Class C, 1.51%, 8/15/2017	7,008,443
5,000,000	[1]	Ford Credit Auto Lease Trust 2014-B, Class B, 1.35%, 12/15/2017	5,002,056
6,500,000	[1]	Ford Credit Auto Owner Trust 2012-B, Class C, 2.08%, 2/15/2018	6,570,823
9,000,000	[1]	Harley-Davidson Motorcycle Trust 2012-1, Class B, 1.37%, 6/15/2018	9,022,768
10,000,000	[1,2,3]	Huntington Auto Trust 2011-1A, Class D, 3.52%, 6/15/2018	10,030,060
4,000,000		Huntington Auto Trust 2012-1, Class D, 2.85%, 12/17/2018	4,041,311
3,504,000	[2,3]	Hyundai Auto Lease Securitization Trust 2014-A, Class B, 1.30%, 7/16/2018	3,504,239
6,000,000		Hyundai Auto Receivables Trust 2011-B, Class D, 3.51%, 11/15/2017	6,057,546
6,000,000		Hyundai Auto Receivables Trust 2012-A, Class D, 2.61%, 5/15/2018	6,060,499
2,500,000	[1,2,3]	Hyundai Floorplan Master Owner Trust 2013-1A, Class B, 0.832%, 5/15/2018	2,498,032
1,500,000	[2,3]	M&T Bank Auto Receivables Trust 2013-1, Class D, 2.80%, 10/15/2020	1,513,937
8,000,000		Mercedes-Benz Auto Lease Trust 2013-B, Class A4, 0.76%, 7/15/2019	8,009,064
2,500,000		Mercedes-Benz Auto Lease Trust 2014-A, Class A4, 0.90%, 12/16/2019	2,503,696
5,000,000	[1,2,3]	Mercedes-Benz Master Owner Trust 2012-AA, Class A, 0.79%, 11/15/2017	5,007,534
225,000	[1,2,3]	Motor 2013-1A, Class A1, 0.681%, 2/25/2021	225,043
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Auto Receivables—continued
$4,945,333	[1,2,3]	Motor PLC 2014-1A, Class A1, 0.661%, 8/25/2021	$4,953,181
5,000,000	[2,3]	Porsche Innovative Lease Owner Trust 2013-1, Class A4, 0.88%, 10/22/2019	5,007,100
4,000,000	[2,3]	Porsche Innovative Lease Owner Trust 2014-1, Class A4, 1.26%, 9/21/2020	4,005,330
5,000,000	[1,2,3]	SMART ABS Series 2012-2US Trust, Class A4B, 1.429%, 3/14/2018	5,044,068
600,000	[1]	SMART ABS Series 2012-4US Trust, Class A4B, 0.879%, 8/14/2018	601,836
150,127	[1,2,3]	SMART Series 2012-1US Trust, Class A3B, 1.079%, 5/14/2016	150,156
1,161,299	[1]	Santander Drive Auto Receivables Trust 2012-4, Class B, 1.83%, 3/15/2017	1,162,015
1,600,000	[1]	Santander Drive Auto Receivables Trust 2013-1, Class C, 1.76%, 1/15/2019	1,605,395
3,000,000		Santander Drive Auto Receivables Trust 2013-4, Class C, 3.25%, 1/15/2020	3,067,500
7,100,000		Santander Drive Auto Receivables Trust 2014-1, Class B, 1.59%, 10/15/2018	7,131,811
4,000,000		Volkswagen Auto Lease Trust 2014-A A4, Class A4, 0.99%, 7/20/2018	4,007,235
1,265,619	[1]	World Omni Automobile Lease Securitization Trust 2013-A, Class A2B, 0.502%, 5/16/2016	1,266,239
12,040,000		World Omni Automobile Lease Securitization Trust 2013-A, Class B, 1.64%, 2/15/2019	12,107,364
		TOTAL	227,482,631
		Credit Card—12.6%
9,000,000	[1]	American Express Credit Account Master 2013-1, Class B, 0.882%, 2/16/2021	9,048,191
5,000,000	[1]	American Express Credit Account Master Trust 2014-1, Class B, 0.681%, 12/15/2021	5,003,159
11,500,000	[1]	American Express Issuance Trust II 2013-1, Class C, 0.882%, 2/15/2019	11,494,408
8,000,000	[1]	Bank Of America Credit Card Trust 2014-A1, Class A, 0.562%, 6/15/2021	8,010,050
10,000,000	[1]	Chase Issuance Trust 2007-C1, Class C1, 0.642%, 4/15/2019	9,961,348
8,000,000	[1]	Citibank Credit Card Issuance Trust 2013-A11, Class A11, 0.418%, 2/7/2018	8,004,126
4,300,000	[1]	Citibank Credit Card Issuance Trust 2013-A2, Class A2, 0.462%, 5/26/2020	4,297,598
9,000,000	[1]	Discover Card Execution Note Trust 2013-A6, Class A6, 0.632%, 4/15/2021	9,034,246
15,000,000	[1]	Discover Card Execution Note Trust 2014-A1, Class A1, 0.612%, 7/15/2021	15,041,126
6,000,000	[1]	DryRock Issuance Trust 2014-1, Class A, 0.542%, 12/16/2019	6,000,626
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Credit Card—continued
$7,000,000	[1,2,3]	Golden Credit Card Trust 2012-3A, Class A, 0.632%, 7/17/2017	$7,002,747
7,000,000	[1,2,3]	Golden Credit Card Trust 2013-2A, Class A, 0.612%, 9/15/2018	7,008,476
8,000,000	[1,2,3]	Golden Credit Card Trust 2014-2A, Class A, 0.632%, 3/15/2021	7,990,656
15,000,000	[2,3]	Master Credit Card Trust 2012-2A, Class A, 0.78%, 4/21/2017	15,012,159
3,000,000	[2,3]	Master Credit Card Trust 2013-3A, Class B, 1.64%, 1/22/2018	3,014,161
3,000,000	[2,3]	Master Credit Card Trust 2013-3A, Class C, 2.28%, 1/22/2018	3,006,237
5,000,000	[1,2,3]	Penarth Master Issuer 2015-1A, Class A1, 0.581%, 3/18/2019	5,002,165
15,000,000	[1,2,3]	Penarth Master Issuer PLC, Class A1, 0.571%, 11/18/2017	15,010,891
7,000,000	[1,2,3]	Turquoise Card Backed Securities PLC 2012-1A, Class A, 0.982%, 6/17/2019	7,052,997
		TOTAL	155,995,367
		Equipment Lease—2.8%
4,400,000	[2,3]	CIT Equipment Collateral 2013-VT1, Class B, 1.69%, 7/20/2020	4,418,314
4,000,000	[2,3]	CIT Equipment Collateral 2013-VT1, Class C, 2.04%, 7/20/2020	4,022,825
3,206,840	[1,2,3]	CLI Funding LLC 2006-1A A, Class A, 0.357%, 8/18/2021	3,190,274
3,166,667	[2,3]	CLI Funding LLC 2013-1A, Class Note, 2.83%, 3/18/2028	3,167,124
3,500,000		CNH Equipment Trust 2011-B, Class B, 2.25%, 3/15/2018	3,501,570
3,000,000		CNH Equipment Trust 2013-A, Class B, 1.36%, 8/17/2020	3,010,718
2,500,000	[2,3]	GE Equipment Small Ticket LLC Series 2014-1A, Class B, 1.67%, 10/25/2021	2,514,203
2,000,000	[2,3]	Great America Leasing Receivables 2012-1, Class B, 2.30%, 4/17/2017	2,015,171
1,200,000	[2,3]	Great America Leasing Receivables 2013-1, Class B, 1.44%, 5/15/2018	1,200,977
989,000	[2,3]	Great America Leasing Receivables 2013-1, Class C, 1.83%, 6/17/2019	992,037
2,000,000	[1,2,3]	Great America Leasing Receivables 2014-1, Class B, 1.86%, 8/15/2020	2,006,060
1,200,000	[1,2,3]	Great America Leasing Receivables 2014-1, Class C, 2.11%, 8/15/2021	1,203,681
719,645	[2,3]	MMAF Equipment Finance LLC 2013-AA, Class A2, 0.69%, 5/9/2016	719,784
1,500,000	[2,3]	Volvo Financial Equipment LLC 2014-1A, Class B, 1.66%, 11/16/2020	1,499,827
1,750,000	[2,3]	Volvo Financial Equipment LLC 2014-1A, Class C, 1.94%, 11/15/2021	1,757,863
		TOTAL	35,220,428
		Home Equity Loan—0.5%
185,706	[1]	Asset Backed Funding Certificate 2005-OPT1, Class A2C, 0.541%, 7/25/2035	185,508
2,676,177	[1]	Carrington Mortgage Loan Trust 2006-OPT1, Class A3, 0.361%, 2/25/2036	2,596,801
14,174	[1]	ContiMortgage Home Equity Loan Trust 1996-4, Class A10, 0.662%, 1/15/2028	12,219
34,125	[1]	First Franklin Mortgage Loan Asset Backed Certificates 2005-FF12, Class A2B, 0.441%, 11/25/2036	33,712
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Home Equity Loan—continued
$2,446,054		Green Tree Home Improvement Loan Trust 1997-C, Class HEB2, 7.59%, 8/15/2028	$1,120,831
139,669	[1]	Morgan Stanley ABS Capital I 2004-OP1, Class M3, 1.201%, 11/25/2034	127,849
328,248	[1,2,4]	NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	34,904
73,274	[1,2,3]	Quest Trust 2004—X1, Class A, 0.841%, 3/25/2034	74,128
2,391,028	[1]	Renaissance Home Equity Loan Trust 2005-3, Class AF3, 4.814%, 11/25/2035	2,448,614
		TOTAL	6,634,566
		Other—6.0%
3,971,445	[1,2,3]	ACS Pass Through Trust 2007-1A, Class G1, 0.484%, 6/14/2037	3,889,423
1,122,397	[1,2,3]	Aircraft Lease Securitization Ltd. 2007-1A, Class G3, 0.436%, 5/10/2032	1,108,470
2,186,698	[1,2,3]	Bank of America Student Loan Trust 2010-1A, Class A, 1.075%, 2/25/2043	2,204,266
7,500,000	[1,2,4]	Carlyle Global Market Strategies 2014-1A, Class A, 2.175%, 10/15/2021	7,500,000
4,000,000	[1]	GE Dealer Floorplan Master Note Trust 2012-3, Class A, 0.671%, 6/20/2017	4,001,137
2,682,729	[1]	Mississippi Higher Education Assistance Corp. 2014-1, Class A1, 0.861%, 10/25/2035	2,692,409
5,000,000	[1]	New Hampshire Higher Education Loan Co. 2011-1, Class A2, 1.084%, 10/25/2025	5,035,700
1,960,523	[1]	Ohio Phase In Recovery Funding LLC 2013-1, Class A1, 0.958%, 7/1/2018	1,961,946
4,000,000	[1,2,3]	PFS Financing Corp. 2013-AA, Class A, 0.732%, 2/15/2018	3,997,999
8,000,000	[1,2,3]	PFS Financing Corp. 2014-AA, Class A, 0.782%, 2/15/2019	7,998,996
5,000,000	[1,2,3]	PFS Financing Corp. 2014-AA, Class B, 1.132%, 2/15/2019	5,003,783
2,727,122	[1]	SLM Student Loan Trust 2011-2, Class A1, 0.781%, 11/25/2027	2,743,940
1,315,791	[1,2,3]	SLM Student Loan Trust 2011-A, Class A1, 1.182%, 10/15/2024	1,322,030
741,393	[1,2,3]	SLM Student Loan Trust 2012-A, Class A1, 1.582%, 8/15/2025	748,700
1,249,350	[1,2,3]	SLM Student Loan Trust 2012-B, Class A1, 1.282%, 12/15/2021	1,252,101
2,371,474	[1,2,3]	SLM Student Loan Trust 2012-C, Class A1, 1.282%, 8/15/2023	2,383,245
239,641	[1]	SLM Student Loan Trust 2013-3, Class A1, 0.381%, 11/27/2017	239,626
441,812	[1]	SLM Student Loan Trust 2013-5, Class A1, 0.441%, 5/25/2018	441,816
11,000,000	[1,2,3]	SLM Student Loan Trust 2013-C, Class A2B, 1.582%, 10/15/2031	11,214,595
4,000,000	[1,2,3]	SLM Student Loan Trust 2014-A, Class A2B, 1.332%, 1/15/2026	4,055,130
784,649	[2,3]	Sierra Receivables Funding Co. 2010-3A, Class A, 3.51%, 11/20/2025	795,009
851,317	[2,3]	Sierra Receivables Funding Co. 2012-1A, Class A, 2.84%, 11/20/2028	863,608
Annual Shareholder Report

Principal Amount or Shares			Value
		ASSET-BACKED SECURITIES—continued
		Other—continued
$2,746,135	[2,3]	Sierra Receivables Funding Co. 2013-3A, Class A, 2.20%, 10/20/2030	$2,761,780
		TOTAL	74,215,709
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $498,091,316)	499,548,701
		COLLATERALIZED MORTGAGE OBLIGATIONS—13.4%
		Commercial Mortgage—7.3%
9,500,000	[1,2,3]	Banc of America Merrill Lynch Large Loan, Inc. 2013-DSNY, Class B, 1.682%, 9/15/2026	9,502,794
3,000,000	[1,2,3]	Citigroup Commercial Mortgage Trust 2014-388G, Class A, 0.932%, 6/15/2033	2,992,898
2,175,391	[2,3]	Commercial Mortgage Pass-Through Certificates 2010-C1, Class A1, 3.156%, 7/10/2046	2,188,845
42,237	[1]	Commercial Mortgage Pass-Through Certificates 2012-LC4, Class A1, 1.156%, 12/10/2044	42,235
3,525,931		Commercial Mortgage Trust 2013-CR8, Class A1, 1.024%, 6/10/2046	3,528,172
2,320,448		Commercial Mortgage Trust 2013-LC6, Class A1, 0.724%, 1/10/2046	2,311,444
2,956,064		Commercial Mortgage Trust 2014-LC17, Class A1, 1.381%, 10/10/2047	2,967,025
996,937	[1,2,3]	Credit Suisse Mortgage Trust 2012-CIM2, Class A1, 3.00%, 6/25/2042	996,007
4,567,394	[2,3]	Credit Suisse Mortgage Trust 2013-IVR3, Class A1, 2.50%, 5/25/2043	4,372,321
5,464,216	[2,3]	Credit Suisse Mortgage Trust 2013-TH1, Class A1, 2.13%, 2/25/2043	5,106,348
5,410,567	[2,3]	DBUBS Mortgage Trust 2011-LC1A, Class A1, 3.742%, 11/10/2046	5,490,972
2,243,712	[2,3]	GS Mortgage Securities Corp. 2010-C1, Class A1, 3.679%, 8/10/2043	2,314,241
411,970	[2,3]	JP Morgan Chase Commercial Mortgage Securities 2010-C1, Class A1, 3.853%, 6/15/2043	412,238
10,000,000	[1,2,3]	JP Morgan Chase Commercial Mortgage Securities 2014-FBLU, Class B, 1.682%, 12/15/2028	9,935,397
625,020		JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Class A1, 1.031%, 5/15/2045	625,173
15,000,000	[1,2,3]	JPMBB Commercial Mortgage Securities Trust 2013-C15, Class A2FL, 0.832%, 11/15/2045	15,000,689
462,104	[2,3]	Morgan Stanley Capital I 2011-C1, Class A1, 2.602%, 9/15/2047	463,842
5,000,000	[1,2,3]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class A3FL, 0.971%, 4/10/2046	4,990,717
7,481,000		WF-RBS Commercial Mortgage Trust 2011-C5, Class A2, 2.684%, 11/15/2044	7,633,882
5,000,000	[1,2,3]	WF-RBS Commercial Mortgage Trust 2012-C7, Class AFL, 1.376%, 6/15/2045	5,152,200
4,800,000	[1,2,3]	Wells Fargo Commercial Mortgage Trust 2013-LC12, Class A3FL, 1.232%, 7/15/2046	4,818,097
		TOTAL	90,845,537
Annual Shareholder Report

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal Home Loan Mortgage Corporation—1.1%
$1,140		Federal Home Loan Mortgage Corp. REMIC 141 D, 5.00%, 5/15/2021	$1,202
9,640		Federal Home Loan Mortgage Corp. REMIC 1686 PJ, 5.00%, 2/15/2024	10,283
27,788		Federal Home Loan Mortgage Corp. REMIC 2091 PG, 6.00%, 11/15/2028	31,299
8,127		Federal Home Loan Mortgage Corp. REMIC 2345 PQ, 6.50%, 8/15/2016	8,358
114,586	[1]	Federal Home Loan Mortgage Corp. REMIC 2571 FB, 0.532%, 2/15/2018	114,863
79,147		Federal Home Loan Mortgage Corp. REMIC 2647 A, 3.25%, 4/15/2032	81,904
89,144		Federal Home Loan Mortgage Corp. REMIC 2694 BA, 4.00%, 6/15/2031	93,997
86,939		Federal Home Loan Mortgage Corp. REMIC 2756 NA, 5.00%, 2/15/2024	95,314
1,667,473	[1]	Federal Home Loan Mortgage Corp. REMIC 3117 FE, 0.482%, 2/15/2036	1,670,041
204,635	[1]	Federal Home Loan Mortgage Corp. REMIC 3152 WF, 0.642%, 2/15/2034	206,256
717,824	[1]	Federal Home Loan Mortgage Corp. REMIC 3317 F, 0.582%, 7/15/2036	720,176
333,733	[1]	Federal Home Loan Mortgage Corp. REMIC 3542 NF, 0.932%, 7/15/2036	338,572
858,190	[1]	Federal Home Loan Mortgage Corp. REMIC 3556 FA, 1.092%, 7/15/2037	878,808
4,370,389		Federal Home Loan Mortgage Corp. REMIC K701, Class A1, 2.776%, 6/25/2017	4,465,658
4,352,130	[1]	Federal Home Loan Mortgage Corp. REMIC KGRP, Class A, 0.553%, 4/25/2020	4,363,295
158,540	[1]	Federal Home Loan Mortgage Corp. REMIC T-51 1A, 6.50%, 9/25/2043	180,851
		TOTAL	13,260,877
		Federal National Mortgage Association—1.1%
50,542		Federal National Mortgage Association REMIC 1990-28 X, 9.00%, 3/25/2020	56,899
1,601		Federal National Mortgage Association REMIC 1991-141 PZ, 8.00%, 10/25/2021	1,811
36,929		Federal National Mortgage Association REMIC 1992-162 D, 7.00%, 9/25/2022	41,170
31,708	[1]	Federal National Mortgage Association REMIC 1993-113 SB, 9.749%, 7/25/2023	35,337
2,367	[1]	Federal National Mortgage Association REMIC 1993-179 FO, 4.00%, 10/25/2023	2,472
9,688		Federal National Mortgage Association REMIC 1993-32 H, 6.00%, 3/25/2023	10,646
Annual Shareholder Report

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Federal National Mortgage Association—continued
$212,779		Federal National Mortgage Association REMIC 1997-81 PD, 6.35%, 12/18/2027	$237,732
4,357		Federal National Mortgage Association REMIC 2002-43 B, 6.00%, 7/25/2017	4,454
83,112	[1]	Federal National Mortgage Association REMIC 2002-52 FG, 0.681%, 9/25/2032	84,032
25,274		Federal National Mortgage Association REMIC 2003-35 UC, 3.75%, 5/25/2033	26,618
35,545		Federal National Mortgage Association REMIC 2003-49 JE, 3.00%, 4/25/2033	36,500
484,300	[1]	Federal National Mortgage Association REMIC 2006-44 FK, 0.611%, 6/25/2036	487,492
2,077,630	[1]	Federal National Mortgage Association REMIC 2007-97 FE, 0.631%, 7/25/2037	2,093,670
342,873	[1]	Federal National Mortgage Association REMIC 2008-69 FB, 1.181%, 6/25/2037	351,461
338,111	[1]	Federal National Mortgage Association REMIC 2009-42 FG, 0.981%, 5/25/2039	341,879
99,567	[1]	Federal National Mortgage Association REMIC 2009-63 FB, 0.681%, 8/25/2039	100,144
669,445	[1]	Federal National Mortgage Association REMIC 2009-69 F, 1.031%, 4/25/2037	683,466
1,216,937	[1]	Federal National Mortgage Association REMIC 2010-74 AF, 0.721%, 7/25/2037	1,227,556
2,439,936	[1]	Federal National Mortgage Association REMIC 2011-17 FP, 0.631%, 3/25/2041	2,445,209
5,997,581	[1]	Federal National Mortgage Association REMIC 2012-1 PF, 0.581%, 2/25/2042	6,012,784
32,051		Federal National Mortgage Association REMIC G92-44 ZQ, 8.00%, 7/25/2022	33,734
48,236		Federal National Mortgage Association REMIC G92-54 ZQ, 7.50%, 9/25/2022	53,656
		TOTAL	14,368,722
		Government Agency—0.4%
3,211,568	[2,3]	FDIC Trust 2013-R1, Class A, 1.15%, 3/25/2033	3,194,173
726,668		NCUA Guaranteed Notes 2010-C1, Class A1, 1.60%, 10/29/2020	730,164
1,112,372	[1]	NCUA Guaranteed Notes 2011-R1, Class 1A, 0.624%, 1/8/2020	1,117,760
		TOTAL	5,042,097
		Government National Mortgage Association—1.0%
5,875,830		Government National Mortgage Association REMIC 2013-H16 FA, 0.713%, 7/20/2063	5,888,128
Annual Shareholder Report

Principal Amount or Shares			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
		Government National Mortgage Association—continued
$6,480,369		Government National Mortgage Association REMIC 2013-H17 FA, 0.723%, 7/20/2063	$6,496,743
		TOTAL	12,384,871
		Non-Agency Mortgage—2.5%
18,640	[1]	American Home Mortgage Investment Trust 2004-3, Class 6A4, 5.01%, 10/25/2034	18,642
3,333,333	[1,2,3]	Arkle Master Issuer PLC 2012-1, Class 2A1, 1.957%, 5/17/2060	3,346,332
12,057	[1]	Banc of America Mortgage Securities 2003-B, Class 2A2, 3.090%, 3/25/2033	12,140
100,282	[1,2]	C-BASS ABS LLC Series 1999-3, Class B1, 6.30%, 2/3/2029	82,843
94,336	[1]	Chaseflex Trust 2006-1, Class A2A, 4.915%, 6/25/2036	93,789
30,608		Countrywide Alternative Loan Trust 2003-J3, Class 2A1, 6.25%, 12/25/2033	31,476
32,263	[1,2,4]	Greenwich Capital Acceptance 1991-4, Class B1A, 6.589%, 7/1/2019	32,264
3,661,862	[1,2,3]	Lanark Master Issuer PLC 2012-2A, Class 1A, 1.662%, 12/22/2054	3,674,077
4,981,667	[1,2,3]	Lanark Master Issuer PLC 2013-1A, Class 1A1, 0.762%, 12/22/2054	4,985,817
262,499	[1]	Residential Accredit Loans, Inc. 2004-QA4, Class NB1, 3.263%, 9/25/2034	218,216
35,124		Ryland Mortgage Securities Corp. Four, Class E, 8.95%, 6/1/2017	37,016
116,733	[1]	Sequoia Mortgage Trust 2010-H1, Class A1, 1.992%, 2/25/2040	117,662
418,058	[1]	Sequoia Mortgage Trust 2011-1, Class A1, 4.125%, 2/25/2041	417,630
806,916	[1]	Sequoia Mortgage Trust 2011-2, Class A1, 3.90%, 9/25/2041	829,681
490,892	[1]	Sequoia Mortgage Trust 2012-1, Class 2A1, 3.474%, 1/25/2042	501,566
5,923,321	[1]	Sequoia Mortgage Trust 2012-6, Class A2, 1.808%, 12/25/2042	5,449,908
2,622,517		Sequoia Mortgage Trust 2013-1, Class 2A1, 1.855%, 2/25/2043	2,397,920
3,969,980	[1]	Sequoia Mortgage Trust 2013-2, Class A, 1.874%, 2/25/2043	3,695,455
333,333	[1,2,3]	Silverstone Master Issuer 2012-1A, Class 1A, 1.826%, 1/21/2055	335,222
3,000,000	[1,2,3]	Silverstone Master Issuer 2015-1A, Class 2A2, 0.321%, 1/21/2070	3,006,845
247,275		Vendee Mortgage Trust 1994-3A, Class 1ZB, 6.50%, 9/15/2024	275,472
767,238	[1]	Washington Mutual 2006-AR15, Class 1A, 0.977%, 11/25/2046	640,908
813,697	[1]	Washington Mutual 2006-AR17, Class 1A, 0.948%, 12/25/2046	655,936
81,252	[1]	Wells Fargo Mortgage Backed Securities Trust 2004-I, Class 1A1, 2.606%, 7/25/2034	84,148
		TOTAL	30,940,965
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $168,426,324)	166,843,069
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—34.1%
		Basic Industry - Chemicals—1.1%
$3,500,000	[2,3]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 4.00%, 12/7/2015	$3,558,642
6,500,000		Praxair, Inc., Sr. Unsecd. Note, 0.75%, 2/21/2016	6,516,165
3,000,000	[2,3]	RPM International, Inc., Sr. Unsecd. Note, Series 144A, 6.70%, 11/1/2015	3,070,074
		TOTAL	13,144,881
		Basic Industry - Metals & Mining—1.2%
7,000,000		Alcan, Inc., 5.00%, 6/1/2015	7,023,114
1,500,000	[1,2,3]	Anglo American Capital PLC, Floating Rate Note—Sr. Note, Series 144A, 1.225%, 4/15/2016	1,499,508
1,500,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 8.50%, 7/30/2020	1,655,625
1,000,000	[1]	BHP Billiton Finance (USA), Inc., Floating Rate Note—Sr. Note, 0.523%, 9/30/2016	1,000,446
4,000,000	[2,3]	Hyundai Steel Co., Sr. Unsecd. Note, Series 144A, 4.625%, 4/21/2016	4,106,140
		TOTAL	15,284,833
		Capital Goods - Diversified Manufacturing—0.5%
2,500,000		ABB Finance USA, Inc., Sr. Unsecd. Note, 1.625%, 5/8/2017	2,525,671
2,000,000	[2,3]	Hutchison Whampoa International 14 Ltd., Unsecd. Note, Series 144A, 1.625%, 10/31/2017	1,994,591
2,000,000	[2,3]	Hutchison Whampoa International Ltd., Company Guarantee, Series 144A, 3.50%, 1/13/2017	2,067,208
		TOTAL	6,587,470
		Communications - Cable & Satellite—0.8%
1,000,000		Comcast Corp., Company Guarantee, 5.85%, 11/15/2015	1,028,653
4,530,000		DIRECTV Holdings LLC, Company Guarantee, 3.50%, 3/1/2016	4,624,926
4,000,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 6.75%, 7/1/2018	4,463,812
		TOTAL	10,117,391
		Communications - Media & Entertainment—0.6%
2,500,000		Viacom, Inc., 2.50%, 9/1/2018	2,546,583
5,000,000		Walt Disney Co., Sr. Unsecd. Note, Series MTN, 1.10%, 12/1/2017	5,015,630
		TOTAL	7,562,213
		Communications - Telecom Wireless—0.7%
5,720,000	[1]	America Movil S.A.B. de C.V., Floating Rate Note—Sr. Note, 1.268%, 9/12/2016	5,744,693
3,090,000		American Tower Corp., Sr. Unsecd. Note, 4.50%, 1/15/2018	3,309,418
		TOTAL	9,054,111
		Communications - Telecom Wirelines—1.5%
3,400,000	[1]	AT&T, Inc., Floating Rate Note—Sr. Note, 0.643%, 2/12/2016	3,400,272
5,500,000		AT&T, Inc., Sr. Unsecd. Note, 2.95%, 5/15/2016	5,612,057
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Communications - Telecom Wirelines—continued
$4,330,000		Telefonica Emisiones SAU, Sr. Unsecd. Note, 3.192%, 4/27/2018	$4,506,162
3,000,000	[1]	Verizon Communications, Inc., Floating Rate Note—Sr. Note, 1.041%, 6/17/2019	3,023,469
2,500,000	[1]	Verizon Communications, Inc., Floating Rate Note—Sr. Note, 2.021%, 9/14/2018	2,598,757
		TOTAL	19,140,717
		Consumer Cyclical - Automotive—2.4%
6,000,000	[2,3]	American Honda Finance Corp., Sr. Unsecd. Note, Series 144A, 1.60%, 2/16/2018	6,040,272
3,000,000	[1,2,3]	Daimler Finance NA LLC, Floating Rate Note—Sr. Note, Series 144A, 0.615%, 3/10/2017	3,003,993
4,000,000	[2,3]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 1.875%, 8/9/2016	4,039,864
5,750,000	[1,2,3]	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 0.969%, 9/26/2016	5,786,662
5,000,000	[2,3]	RCI Banque SA, Sr. Unsecd. Note, Series 144A, 3.50%, 4/3/2018	5,229,380
5,000,000	[1,2,3]	Volkswagen Group of America Finance LLC, Floating Rate Note—Sr. Note, Series 144A, 0.632%, 5/23/2017	5,002,400
		TOTAL	29,102,571
		Consumer Cyclical - Leisure—0.2%
2,000,000		Carnival Corp., Sr. Unsecd. Note, 1.875%, 12/15/2017	2,008,082
		Consumer Cyclical - Retailers—0.5%
2,650,000		AutoZone, Inc., Sr. Unsecd. Note, 1.30%, 1/13/2017	2,660,316
3,700,000		CVS Health Corp., Sr. Unsecd. Note, 1.20%, 12/5/2016	3,725,186
		TOTAL	6,385,502
		Consumer Cyclical - Services—0.4%
3,000,000	[1,2,3]	Alibaba Group Holding Ltd., Sr. Unsecd. Note, Series 144A, 0.782%, 11/28/2017	2,992,692
2,000,000		Expedia, Inc., 7.456%, 8/15/2018	2,317,638
		TOTAL	5,310,330
		Consumer Non-Cyclical - Food/Beverage—2.7%
6,500,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 2.375%, 11/26/2018	6,644,430
3,000,000		ConAgra Foods, Inc., Sr. Unsecd. Note, 1.30%, 1/25/2016	3,010,023
2,000,000		Kraft Foods Group, Inc., 1.625%, 6/4/2015	2,001,764
8,000,000	[1]	Mondelez International, Inc., Floating Rate Note—Sr. Note, 0.775%, 2/1/2019	7,925,305
7,000,000	[2,3]	Pernod-Ricard SA, Sr. Unsecd. Note, Series 144A, 2.95%, 1/15/2017	7,188,517
2,050,000		Sysco Corp., Sr. Unsecd. Note, 1.45%, 10/2/2017	2,065,726
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Consumer Non-Cyclical - Food/Beverage—continued
$5,000,000		Tyson Foods, Inc., 2.65%, 8/15/2019	$5,107,585
		TOTAL	33,943,350
		Consumer Non-Cyclical - Health Care—0.4%
3,000,000	[1,2,3]	Bayer US Finance LLC, Sr. Unsecd. Note, Series 144A, 0.551%, 10/6/2017	3,002,991
2,475,000	[1]	Becton, Dickinson and Co., Sr. Unsecd. Note, 0.721%, 6/15/2016	2,478,564
		TOTAL	5,481,555
		Energy - Independent—0.3%
3,500,000	[1]	Petroleos Mexicanos, Floating Rate Note—Sr. Note, 2.295%, 7/18/2018	3,600,625
		Energy - Integrated—1.3%
5,000,000		BP Capital Markets PLC, Company Guarantee, 3.20%, 3/11/2016	5,111,260
4,000,000	[1]	BP Capital Markets PLC, Floating Rate Note—Sr. Note, 0.899%, 9/26/2018	4,016,560
3,800,000	[2,3]	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, Series 144A, 3.125%, 4/28/2016	3,868,275
3,000,000		Shell International Finance B.V., Company Guarantee, 3.10%, 6/28/2015	3,013,215
		TOTAL	16,009,310
		Energy - Midstream—0.3%
3,000,000		Kinder Morgan, Inc., Sr. Unsecd. Note, 2.00%, 12/1/2017	3,010,740
		Energy - Oil Field Services—0.7%
3,095,000		Nabors Industries, Inc., Sr. Unsecd. Note, 2.35%, 9/15/2016	3,105,848
5,000,000	[2,3]	Schlumberger Investment SA, Sr. Unsecd. Note, Series 144A, 1.25%, 8/1/2017	5,003,655
		TOTAL	8,109,503
		Financial Institution - Banking—8.8%
3,000,000		American Express Co., Sr. Unsecd. Note, 1.55%, 5/22/2018	3,001,062
2,000,000		Associated Banc-Corp., Sr. Unsecd. Note, 2.75%, 11/15/2019	2,019,152
1,200,000		Associated Banc-Corp., Sr. Unsecd. Note, 5.125%, 3/28/2016	1,239,712
9,000,000	[1]	BB&T Corp., Sr. Unsecd. Note, Series MTN, 0.915%, 2/1/2019	9,034,749
1,500,000	[1]	Bank of America Corp., Floating Rate Note—Sr. Note, 1.315%, 1/15/2019	1,521,374
6,000,000	[1]	Bank of Montreal, Floating Rate Note—Sr. Note, Series MTN, 0.874%, 4/9/2018	6,040,872
4,000,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.30%, 9/11/2019	4,060,148
3,000,000		Capital One Bank, Sr. Unsecd. Note, Series BKNT, 1.15%, 11/21/2016	2,997,864
2,150,000		Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 1.85%, 9/29/2017	2,154,764
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$10,000,000	[1]	Fifth Third Bancorp, Floating Rate Note—Sr. Note, Series BKNT, 0.766%, 11/18/2016	$10,020,810
10,000,000	[1]	Goldman Sachs Group, Inc., Floating Rate Note—Sr. Note, Series MTN, 1.357%, 11/15/2018	10,119,260
4,000,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 1.625%, 5/15/2018	4,001,408
2,000,000	[1]	MUFG Americas Holdings Corp., Sr. Unsecd. Note, 0.823%, 2/9/2018	2,004,086
2,000,000	[1]	MUFG Union Bank, N.A., Floating Rate Note—Sr. Note, 1.019%, 9/26/2016	2,003,372
6,900,000	[1]	Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 0.577%, 7/25/2017	6,880,266
2,000,000	[1]	Morgan Stanley, Floating Rate Note—Sr. Note, 1.128%, 1/24/2019	2,008,218
700,000	[1]	Morgan Stanley, Sr. Unsecd. Note, 1.417%, 1/27/2020	711,073
2,000,000		Morgan Stanley, Sr. Unsecd. Note, 1.75%, 2/25/2016	2,015,088
3,000,000		Morgan Stanley, Sr. Unsecd. Note, 4.75%, 3/22/2017	3,186,618
3,500,000	[1,2,3]	Nordea Bank AB, Floating Rate Note—Sr. Note, Series 144A, 0.718%, 5/13/2016	3,510,885
15,000,000	[1]	Royal Bank of Canada, Montreal, Floating Rate Note—Sr. Note, Series GMTN, 0.634%, 3/8/2016	15,044,220
3,000,000	[1]	U.S. Bank, N.A., Series BKNT, 0.467%, 9/11/2017	3,000,207
2,000,000	[1]	U.S. Bank, N.A., Sr. Unsecd. Note, Series BKNT, 0.759%, 10/28/2019	2,007,276
3,000,000	[1]	Wells Fargo & Co., Sr. Unsecd. Note, 1.189%, 6/26/2015	3,004,488
8,000,000	[1]	Westpac Banking Corp., Floating Rate Note, 1.018%, 7/30/2018	8,080,216
		TOTAL	109,667,188
		Financial Institution - Broker/Asset Mgr/Exchange—0.2%
2,000,000	[2,3]	TIAA Asset Management Finance Co. LLC, Sr. Unsecd. Note, Series 144A, 2.95%, 11/1/2019	2,045,596
		Financial Institution - Finance Companies—1.2%
15,000,000	[1]	General Electric Capital Corp., Floating Rate Note—Sr. Note, Series GMTN, 0.787%, 1/14/2019	15,072,705
		Financial Institution - Insurance - Life—2.7%
4,500,000		ITT Hartford Group, Inc., Note, 7.30%, 11/1/2015	4,634,176
8,000,000	[1,2,3]	MetLife Global Funding I, Floating Rate Note—Sr. Secured Note, Series 144A, 0.651%, 4/10/2017	8,021,576
4,475,000	[1,2,3]	New York Life Global Funding, Floating Rate Note—Sr. Note, Series 144A, 0.627%, 5/23/2016	4,487,718
3,000,000	[1,2,3]	New York Life Global Funding, Series 144A, 0.551%, 12/15/2017	3,000,327
7,400,000	[2,3]	PRICOA Global Funding I, Sr. Unsecd. Note, Series 144A, 1.15%, 11/25/2016	7,418,611
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Financial Institution - Insurance - Life—continued
$6,000,000	[1]	Prudential Financial, Inc., Floating Rate Note—Sr. Note, Series MTN, 1.037%, 8/15/2018	$6,039,684
		TOTAL	33,602,092
		Financial Institution - Insurance - P&C—0.6%
4,000,000		Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 0.95%, 8/15/2016	4,018,472
2,000,000		Berkshire Hathaway Finance Corp., Sr. Unsecd. Note, 1.30%, 5/15/2018	2,008,426
1,000,000	[1,4]	HSB Group, Inc., Company Guarantee, Series B, 1.185%, 7/15/2027	830,440
		TOTAL	6,857,338
		Technology—2.7%
7,000,000	[1]	Apple, Inc., Floating Rate Note—Sr. Note, 0.555%, 5/6/2019	7,037,464
6,650,000	[1]	Cisco Systems, Inc., Floating Rate Note—Sr. Note, 0.762%, 3/1/2019	6,721,627
5,000,000		Intel Corp., Sr. Unsecd. Note, 1.95%, 10/1/2016	5,093,860
2,000,000		KLA-Tencor Corp., Sr. Unsecd. Note, 2.375%, 11/1/2017	2,033,418
1,500,000	[2,3]	Keysight Technologies, Inc., Sr. Unsecd. Note, Series 144A, 3.30%, 10/30/2019	1,514,677
1,000,000		Microsoft Corp., Sr. Note, 1.625%, 9/25/2015	1,005,270
1,000,000		Microsoft Corp., Sr. Unsecd. Note, 1.00%, 5/1/2018	1,000,647
3,350,000	[2,3]	Molex Electronics Technologies LLC, Sr. Unsecd. Note, Series 144A, 2.878%, 4/15/2020	3,360,107
5,000,000	[1]	Oracle Corp., Floating Rate Note—Sr. Note, 0.855%, 1/15/2019	5,055,650
		TOTAL	32,822,720
		Transportation - Railroads—0.5%
5,285,000	[1]	Kansas City Southern de Mexico SA de CV, Floating Rate Note—Sr. Note, 0.979%, 10/28/2016	5,275,582
1,300,000		Union Pacific Corp., Sr. Unsecd. Note, 1.80%, 2/1/2020	1,302,248
		TOTAL	6,577,830
		Transportation - Services—0.3%
4,000,000	[2,3]	Penske Truck Leasing Co. LP & PTL Finance Corp., Series 144A, 3.125%, 5/11/2015	4,001,588
		Utility - Electric—1.3%
1,500,000		Berkshire Hathaway Energy Co., 2.40%, 2/1/2020	1,519,749
3,000,000	[1]	Duke Energy Corp., Floating Rate Note—Sr. Note, 0.651%, 4/3/2017	3,006,888
1,000,000		FirstEnergy Corp., Sr. Unsecd. Note, Series A, 2.75%, 3/15/2018	1,022,398
6,000,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 1.339%, 9/1/2015	6,016,098
Annual Shareholder Report

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Utility - Electric—continued
$4,000,000	[2,3]	PPL WEM Holdings PLC, Sr. Unsecd. Note, Series 144A, 3.90%, 5/1/2016	$4,104,440
		TOTAL	15,669,573
		Utility - Natural Gas—0.2%
3,000,000		TransCanada PipeLines Ltd., Sr. Unsecd. Note, 0.75%, 1/15/2016	2,996,469
		TOTAL CORPORATE BONDS (IDENTIFIED COST $419,929,736)	423,166,283
		MORTGAGE-BACKED SECURITIES—0.0%
		Federal Home Loan Mortgage Corporation—0.0%
5,841		Federal Home Loan Mortgage Corp., Pool A01858, 8.50%, 7/1/2021	6,246
12,347		Federal Home Loan Mortgage Corp., Pool C90493, 6.50%, 11/1/2021	13,795
27,683		Federal Home Loan Mortgage Corp., Pool E01538, 5.00%, 12/1/2018	29,170
1,677		Federal Home Loan Mortgage Corp., Pool G30067, 7.50%, 3/1/2017	1,745
		TOTAL	50,956
		Federal National Mortgage Association—0.0%
5,336		Federal National Mortgage Association, Pool 609554, 7.50%, 10/1/2016	5,552
58,376		Federal National Mortgage Association, Pool 728568, 6.50%, 10/1/2033	67,791
		TOTAL	73,343
		Government National Mortgage Association—0.0%
26,593		Government National Mortgage Association, Pool 354754, 7.50%, 2/15/2024	30,873
7,289		Government National Mortgage Association, Pool 423843, 8.50%, 8/15/2026	8,762
		TOTAL	39,635
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $150,214)	163,934
		MUNICIPAL BONDS—0.4%
		Municipal Services—0.4%
3,225,000		Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds (Series 2013A), 1.298% Bonds, 7/1/2016	3,243,640
1,225,000		New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds (Series 2013B), 1.758% Bonds (New Jersey State), 12/15/2018	1,209,345
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $4,436,712)	4,452,985
Annual Shareholder Report

Principal Amount or Shares			Value
		FOREIGN GOVERNMENT/AGENCY—0.3%
		Sovereign—0.3%
$4,000,000	[2,3]	Finland, Government of, Sr. Unsecd. Note, 1.25%, 10/19/2015 (IDENTIFIED COST $4,018,125)	$4,017,600
		U.S. TREASURY—1.0%
		U.S. Treasury Notes—1.0%
12,000,000		United States Treasury Note, 1.00%, 3/31/2017 (IDENTIFIED COST $11,996,449)	12,098,245
		INVESTMENT COMPANIES—10.1%[5]
2,958,240		Federated Bank Loan Core Fund	30,114,887
4,066,963		Federated Mortgage Core Portfolio	40,710,295
26,617,498	[6]	Federated Prime Value Obligations Fund, Institutional Shares, 0.10%	26,617,498
688,831		Federated Project and Trade Finance Core Fund	6,468,119
3,336,119		High Yield Bond Portfolio	21,517,970
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $126,613,126)	125,428,769
		TOTAL INVESTMENTS—99.8% (IDENTIFIED COST $1,237,222,595)[7]	1,239,390,332
		OTHER ASSETS AND LIABILITIES - NET—0.2%[8]	2,593,823
		TOTAL NET ASSETS—100%	$1,241,984,155
1	Denotes variable rate and floating rate obligations for which the current rate is shown.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At April 30, 2015, these restricted securities amounted to $435,375,932, which represented 35.1% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees/Directors (the “Trustees”). At April 30, 2015, these liquid restricted securities amounted to $427,725,921, which represented 34.4% of total net assets.
4	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
5	Affiliated holdings.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $1,238,765,419.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at April 30, 2015.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of April 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Adjustable Rate Mortgages	$—	$3,670,746	$—	$3,670,746
Asset-Backed Securities	—	492,013,797	7,534,904	499,548,701
Collateralized Mortgage Obligations	—	166,810,805	32,264[1]	166,843,069
Corporate Bonds	—	422,335,843	830,440	423,166,283
Mortgage-Backed Securities	—	163,934	—	163,934
Municipal Bonds	—	4,452,985	—	4,452,985
Foreign Government/Agency	—	4,017,600	—	4,017,600
U.S. Treasury	—	12,098,245	—	12,098,245
Investment Companies[2]	26,617,498	98,811,271[3]	—	125,428,769
TOTAL SECURITIES	$26,617,498	$1,204,375,226	$8,397,608	$1,239,390,332
1	Includes $29,713 of a collateralized mortgage obligation transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable. Transfer shown represents the value of the security at the beginning of the period.
2	Federated Bank Loan Core Fund, Federated Mortgage Core Portfolio, Federated Project and Trade Finance Core Fund and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Investments in these funds are deemed Level 2 due to the fact that the net asset value (the NAV) is not publicly available and, with respect to Federated Project and Trade Finance Core Fund, due to fact that the price of shares redeemed may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
3	Includes $92,544,963 of affiliated investment company holdings transferred from Level 1 to Level 2 because the Adviser determined that these investments more appropriately meet the definition of Level 2. Transfers shown represent the value of the investments at the beginning of the period.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
MTN	—Medium Term Note
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.70	$8.65	$8.64	$8.56
Income From Investment Operations:
Net investment income	0.05[1]	0.08	0.11	0.15[1]	0.15
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.02)	(0.11)	0.05	0.00[2]	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.03	(0.03)	0.16	0.15	0.22
Less Distributions:
Distributions from net investment income	(0.06)	(0.08)	(0.11)	(0.14)	(0.14)
Net Asset Value, End of Period	$8.56	$8.59	$8.70	$8.65	$8.64
Total Return[3]	0.36%	(0.35)%	1.90%	1.79%	2.61%
Ratios to Average Net Assets:
Net expenses	1.10%	1.10%	1.10%	1.09%	1.09%
Net investment income	0.63%	0.84%	1.29%	1.70%	1.75%
Expense waiver/reimbursement[4]	0.21%	0.21%	0.23%	0.23%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$77,164	$99,458	$136,514	$130,880	$100,026
Portfolio turnover	10%	28%	22%	32%	30%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.70	$8.65	$8.64	$8.56
Income From Investment Operations:
Net investment income	0.10[1]	0.13	0.16	0.20[1]	0.20
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.02)	(0.11)	0.05	0.00[2]	0.07
TOTAL FROM INVESTMENT OPERATIONS	0.08	0.02	0.21	0.20	0.27
Less Distributions:
Distributions from net investment income	(0.11)	(0.13)	(0.16)	(0.19)	(0.19)
Net Asset Value, End of Period	$8.56	$8.59	$8.70	$8.65	$8.64
Total Return[3]	0.94%	0.23%	2.49%	2.38%	3.20%
Ratios to Average Net Assets:
Net expenses	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income	1.20%	1.39%	1.87%	2.27%	2.33%
Expense waiver/reimbursement[4]	0.21%	0.21%	0.23%	0.22%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$664,167	$857,994	$576,453	$502,109	$474,795
Portfolio turnover	10%	28%	22%	32%	30%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.70	$8.65	$8.64	$8.56
Income From Investment Operations:
Net investment income	0.09[1]	0.12	0.15	0.18[1]	0.18
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.04)	(0.12)	0.05	0.01	0.08
TOTAL FROM INVESTMENT OPERATIONS	0.05	0.00	0.20	0.19	0.26
Less Distributions:
Distributions from net investment income	(0.09)	(0.11)	(0.15)	(0.18)	(0.18)
Net Asset Value, End of Period	$8.55	$8.59	$8.70	$8.65	$8.64
Total Return[2]	0.63%	0.04%	2.30%	2.19%	3.01%
Ratios to Average Net Assets:
Net expenses	0.71%	0.71%	0.71%	0.70%	0.70%
Net investment income	1.01%	1.23%	1.69%	2.06%	2.14%
Expense waiver/reimbursement[3]	0.24%	0.25%	0.27%	0.27%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$96,168	$154,154	$238,220	$544,565	$314,236
Portfolio turnover	10%	28%	22%	32%	30%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class Y Shares
(For a Share Outstanding Throughout Each Period)
Year Ended April 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.70	$8.65	$8.64	$8.56
Income From Investment Operations:
Net investment income	0.12[1]	0.14	0.18	0.21[1]	0.21
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.02)	(0.11)	0.05	0.01	0.08
TOTAL FROM INVESTMENT OPERATIONS	0.10	0.03	0.23	0.22	0.29
Less Distributions:
Distributions from net investment income	(0.13)	(0.14)	(0.18)	(0.21)	(0.21)
Net Asset Value, End of Period	$8.56	$8.59	$8.70	$8.65	$8.64
Total Return[2]	1.11%	0.40%	2.66%	2.55%	3.37%
Ratios to Average Net Assets:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	1.37%	1.57%	2.03%	2.44%	2.50%
Expense waiver/reimbursement[3]	0.21%	0.21%	0.23%	0.22%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$404,485	$391,281	$329,649	$199,281	$263,115
Portfolio turnover	10%	28%	22%	32%	30%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
April 30, 2015
Assets:
Total investment in securities, at value including $125,428,769 of investment in affiliated holdings (Note 5) (identified cost $1,237,222,595)		$1,239,390,332
Income receivable		2,613,883
Receivable for shares sold		1,975,846
TOTAL ASSETS		1,243,980,061
Liabilities:
Payable for shares redeemed	$1,473,639
Income distribution payable	170,181
Payable to adviser (Note 5)	1,118
Payable for transfer agent fee	75,473
Payable for distribution services fee (Note 5)	40,487
Payable for other service fees (Notes 2 and 5)	152,499
Accrued expenses (Note 5)	82,509
TOTAL LIABILITIES		1,995,906
Net assets for 145,160,733 shares outstanding		$1,241,984,155
Net Assets Consist of:
Paid-in capital		$1,245,949,763
Net unrealized appreciation of investments		2,167,737
Accumulated net realized loss on investments, futures contracts and swap contracts		(6,664,126)
Undistributed net investment income		530,781
TOTAL NET ASSETS		$1,241,984,155
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($77,163,699 ÷ 9,018,323 shares outstanding), no par value, unlimited shares authorized	$8.56
Offering price per share (100/99.00 of $8.56)	$8.65
Redemption proceeds per share	$8.56
Institutional Shares:
Net asset value per share ($664,167,152 ÷ 77,625,204 shares outstanding), no par value, unlimited shares authorized	$8.56
Offering price per share	$8.56
Redemption proceeds per share	$8.56
Service Shares:
Net asset value per share ($96,168,109 ÷ 11,241,950 shares outstanding), no par value, unlimited shares authorized	$8.55
Offering price per share	$8.55
Redemption proceeds per share	$8.55
Class Y Shares:
Net asset value per share ($404,485,195 ÷ 47,275,256 shares outstanding), no par value, unlimited shares authorized	$8.56
Offering price per share	$8.56
Redemption proceeds per share	$8.56
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended April 30, 2015
Investment Income:
Interest (including income on securities loaned of $2,020)		$19,320,538
Dividends received from affiliated holdings (Note 5)		4,308,357
Investment income allocated from affiliated partnership (Note 5)		36,029
TOTAL INCOME		23,664,924
Expenses:
Investment adviser fee (Note 5)	$5,478,835
Administrative fee (Note 5)	1,071,449
Custodian fees	62,623
Transfer agent fee	649,723
Directors'/Trustees' fees (Note 5)	10,097
Auditing fees	26,450
Legal fees	11,928
Portfolio accounting fees	197,274
Distribution services fee (Note 5)	607,113
Other service fees (Notes 2 and 5)	1,842,751
Share registration costs	100,054
Printing and postage	60,550
Miscellaneous (Note 5)	15,731
TOTAL EXPENSES	10,134,578
Annual Shareholder Report

Statement of Operations–continued
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,823,617)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(82,716)
TOTAL WAIVERS AND REIMBURSEMENTS		$(2,906,333)
Net expenses			$7,228,245
Net investment income			16,436,679
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts:
Net realized loss on investments			$(1,393,579)
Net realized loss on futures contracts			(919,245)
Net realized gain on swap contracts			552,223
Net realized gain allocated from affiliated partnership (Note 5)			65,077
Realized gain distribution from affiliated investment company shares (Note 5)			215,493
Net change in unrealized appreciation of investments			(1,798,493)
Net change in unrealized appreciation of futures contracts			(15,063)
Net change in unrealized appreciation of swap contracts			(495,209)
Net realized and unrealized loss on investments, futures contracts and swap contracts			(3,788,796)
Change in net assets resulting from operations			$12,647,883
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended April 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$16,436,679	$19,863,591
Net realized loss on investments including allocation from partnership, futures contracts and swap contracts	(1,480,031)	(1,011,908)
Net change in unrealized appreciation/depreciation of investments, futures contracts and swap contracts	(2,308,765)	(14,635,563)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	12,647,883	4,216,120
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(632,461)	(1,084,848)
Institutional Shares	(9,968,434)	(11,317,807)
Service Shares	(1,167,482)	(2,555,230)
Class Y Shares	(5,851,753)	(6,286,628)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,620,130)	(21,244,513)
Share Transactions:
Proceeds from sale of shares	398,446,362	926,128,783
Net asset value of shares issued to shareholders in payment of distributions declared	14,560,885	16,686,113
Cost of shares redeemed	(668,938,156)	(703,735,719)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(255,930,909)	239,079,177
Change in net assets	(260,903,156)	222,050,784
Net Assets:
Beginning of period	1,502,887,311	1,280,836,527
End of period (including undistributed net investment income of $530,781 and $903,326, respectively)	$1,241,984,155	$1,502,887,311
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
April 30, 2015
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Short-Term Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Institutional Shares, Service Shares and Class Y Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
Annual Shareholder Report

■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Institutional Shares and Service Shares may bear distribution services fees and other service fees unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Institutional Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended April 30, 2015, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$223,365	$—
Institutional Shares	1,355,016	(42,803)
Service Shares	264,370	—
TOTAL	$1,842,751	$(42,803)
Premium and Discount Amortization/Paydown Gains and Losses
All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended April 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of April 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
Annual Shareholder Report

The Fund uses credit default swaps to manage sector/asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
At April 30, 2015, the Fund had no outstanding swap contracts.
The average notional amount of swap contracts held by the Fund throughout the period was $9,464,615. This is based on amounts held as of each month-end throughout the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At April 30, 2015, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $21,585,427. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At April 30, 2015, the Fund had no outstanding foreign exchange contracts.
Annual Shareholder Report

Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of corporate bonds and government securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
As of April 30, 2015, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at April 30, 2015, is as follows:
Security	Acquisition Date	Cost	Market Value
C-BASS ABS LLC Series 1999-3, Class B1, 6.30%, 2/3/2029	7/9/1999	$82,090	$82,843
Carlyle Global Market Strategies 2014-1A, Class A, 2.175%, 10/15/2021	5/22/2014	$7,500,000	$7,500,000
Greenwich Capital Acceptance 1991-4, Class B1A, 6.589%, 7/1/2019	1/7/1993	$32,474	$32,264
NC Finance Trust 1999-1, Class D, 8.75%, 1/25/2029	2/23/1999	$326,662	$34,904
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended April 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Total
Interest rate contracts	$—	$(919,245)	$(919,245)
Credit contracts	552,223	—	552,223
TOTAL	$552,223	$(919,245)	$(367,022)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures	Total
Interest rate contracts	$—	$(15,063)	$(15,063)
Credit contracts	(495,209)	—	(495,209)
TOTAL	$(495,209)	$(15,063)	$(510,272)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended April 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,989,087	$34,198,402	5,842,954	$50,237,018
Shares issued to shareholders in payment of distributions declared	72,116	618,329	123,919	1,064,974
Shares redeemed	(6,623,310)	(56,771,999)	(10,078,313)	(86,719,299)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,562,107)	$(21,955,268)	(4,111,440)	$(35,417,307)

Year Ended April 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	18,311,187	$157,020,374	62,083,669	$533,718,999
Shares issued to shareholders in payment of distributions declared	871,205	7,471,127	1,024,338	8,800,111
Shares redeemed	(41,465,147)	(355,459,400)	(29,460,382)	(253,161,395)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(22,282,755)	$(190,967,899)	33,647,625	$289,357,715

Year Ended April 30	2015		214
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	4,631,839	$39,721,035	8,544,735	$73,537,712
Shares issued to shareholders in payment of distributions declared	103,143	883,672	123,409	1,060,040
Shares redeemed	(11,448,674)	(98,309,764)	(18,105,300)	(155,671,793)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(6,713,692)	$(57,705,057)	(9,437,156)	$(81,074,041)

Year Ended April 30	2015		2014
Class Y Shares:	Shares	Amount	Shares	Amount
Shares sold	19,542,398	$167,506,551	31,221,904	$268,635,054
Shares issued to shareholders in payment of distributions declared	651,756	5,587,757	670,547	5,760,988
Shares redeemed	(18,480,439)	(158,396,993)	(24,222,689)	(208,183,232)
NET CHANGE RESULTING FROM CLASS Y SHARE TRANSACTIONS	1,713,715	$14,697,315	7,669,762	$66,212,810
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(29,844,839)	$(255,930,909)	27,768,791	$239,079,177
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments as it relates to swaps, expiration of capital loss carryforwards, reclass of short-term capital gain distributions, allocated investment income from partnerships and discount accretion/premium amortization on debt securities.
For the year ended April 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(801,392)	$810,906	$(9,514)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended April 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$17,620,130	$21,244,513
As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$530,833
Net unrealized appreciation	$624,913
Capital loss carryforwards and straddle loss deferrals	$(5,121,354)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for paydowns, the deferral of losses on wash sales and reversal of write off.
At April 30, 2015, the cost of investments for federal tax purposes was $1,238,765,419. The net unrealized appreciation of investments for federal tax purposes was $624,913. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,324,250 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,699,337.
At April 30, 2015, the Fund had a capital loss carryforward of $5,019,558 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$1,303,645	$2,313,804	$3,617,449
2016	$1,402,109	NA	$1,402,109
Capital loss carryforwards of $801,392 expired during the year ended April 30, 2015.
As of April 30, 2015, for federal income tax purposes, the Fund had $101,796 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended April 30, 2015, the Adviser voluntarily waived $2,803,241 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended April 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Service Shares	0.15%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended April 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$446,729	$(80)
Service Shares	160,384	(39,833)
TOTAL	$607,113	$(39,913)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended April 30, 2015, FSC retained $346,307 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended April 30, 2015, FSC retained $634 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended April 30, 2015, FSSC received $49,048 and reimbursed $42,803 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Institutional Shares, Service Shares and Class Y Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.10%, 0.52%, 0.71% and 0.35% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended April 30, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $7,500,000 and $30,469,962, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended April 30, 2015, the Adviser reimbursed $20,376. Transactions involving the affiliated holdings during the year ended April 30, 2015, were as follows:
	Emerging Markets Fixed Income Core Fund	Federated Bank Loan Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	Federated Project and Trade Finance Core Fund	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 4/30/2014	90,640	3,305,047	3,948,662	14,769,749	662,134	3,091,171	25,867,403
Purchases/ Additions	—	146,776	118,301	335,108,038	26,697	244,948	335,644,760
Sales/ Reductions	(90,640)	(493,583)	—	(323,260,289)	—	—	(323,844,512)
Balance of Shares Held 4/30/2015	—	2,958,240	4,066,963	26,617,498	688,831	3,336,119	37,667,651
Value	$—	$30,114,887	$40,710,295	$26,617,498	$6,468,119	$21,517,970	$125,428,769
Dividend Income/ Allocated Investment Income	$36,029	$1,485,307	$1,177,458	$11,981	$254,345	$1,379,266	$4,344,386
Realized Gain Distribution/ Allocated Net Realized Gain	$65,077	$—	$—	$—	$—	$215,493	$280,570
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended April 30, 2015, were as follows:
Purchases	$137,448,383
Sales	$235,000,746
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of April 30, 2015, there were no outstanding loans. During the year ended April 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of April 30, 2015, there were no outstanding loans. During the year ended April 30, 2015, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF federated income securities trust AND SHAREHOLDERS OF federated short-term income fund:
We have audited the accompanying statement of assets and liabilities of Federated Short-Term Income Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of April 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Short-Term Income Fund, a portfolio of Federated Income Securities Trust, at April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
June 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 11/1/2014	Ending Account Value 4/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,001.30	$5.46
Institutional Shares	$1,000	$1,004.20	$2.58
Service Shares	$1,000	$1,003.20	$3.53
Class Y Shares	$1,000	$1,005.00	$1.74
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.34	$5.51
Institutional Shares	$1,000	$1,022.22	$2.61
Service Shares	$1,000	$1,021.27	$3.56
Class Y Shares	$1,000	$1,023.06	$1.76
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.10%
Institutional Shares	0.52%
Service Shares	0.71%
Class Y Shares	0.35%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the position of General Counsel, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Randall S. Bauer Birth Date: November 16, 1957 VICE PRESIDENT Officer since: November 1998 Portfolio Manager since: October 1995	Principal Occupations: Randall S. Bauer has been the Fund's Portfolio Manager since October 1995. He is Vice President of the Trust with respect to the Fund. Mr. Bauer joined Federated in 1989 and has been a Portfolio Manager and a Vice President of the Fund's Adviser since 1994, and a Senior Vice President of the Fund's Adviser beginning 2007. Mr. Bauer has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the Pennsylvania State University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
federated short-term income fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
Annual Shareholder Report

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
Annual Shareholder Report

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Short-Term Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C795
CUSIP 31420C209
CUSIP 31420C308
CUSIP 31420C787
32957 (6/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $258,250

Fiscal year ended 2014 - $259,200

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $91

Fiscal year ended 2014 - $0

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $84 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,697 and $24,763 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015– 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $118,159

Fiscal year ended 2014 - $105,991

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date June 23, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date June 23, 2015